UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

UNIVERSAL CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ANNUAL MEETING OF SHAREHOLDERS

June 25, 2008

Dear Shareholder:

You are cordially invited to attend the 2008 Annual Meeting of Shareholders of Universal Corporation, which is to be held in our headquarters building located at 1501 North Hamilton Street, Richmond, Virginia, on Tuesday, August 5, 2008, commencing at 2:00 p.m. Eastern Time. At the Annual Meeting, you will be asked to elect three directors named in the attached proxy statement to serve three-year terms.

Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. You can vote by signing, dating, and returning the enclosed proxy card or voting instruction. Also, registered shareholders and participants in plans holding shares of our common stock may vote by telephone or over the Internet. Instructions for using these convenient services are set forth in the instructions for voting that are attached to the enclosed proxy card or voting instruction. Beneficial owners of shares of our common stock held in street name through a bank or brokerage account should follow the enclosed instructions for voting their shares. I hope you will be able to attend the Annual Meeting, but even if you cannot, please vote your shares as promptly as possible.

Sincerely,

/S/ ALLEN B. KING
ALLEN B. KING
Chairman

Universal Corporation

P.O. Box 25099

Richmond, Virginia 23260

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

The Annual Meeting of Shareholders of Universal Corporation will be held in our headquarters building located at 1501 North Hamilton Street, Richmond, Virginia, on Tuesday, August 5, 2008, at 2:00 p.m. Eastern Time, for the following purposes:

(1) to elect three directors named in the attached proxy statement to serve three-year terms; and

(2) to act upon such other matters as may properly come before the meeting or any adjournments thereof.

Only holders of record of shares of our common stock at the close of business on June 17, 2008, shall be entitled to vote at the meeting.

By Order of the Board of Directors,

/S/ PRESTON D. WIGNER
PRESTON D. WIGNER
Secretary

June 25, 2008

PROXY STATEMENT

FOR ANNUAL MEETING OF SHAREHOLDERS

UNIVERSAL CORPORATION

TO BE HELD AUGUST 5, 2008

APPROXIMATE DATE OF MAILING – JUNE 25, 2008

This Proxy Statement sets forth certain information with respect to the accompanying proxy to be used at the 2008 Annual Meeting of Shareholders of Universal Corporation, which we refer to as the Annual Meeting, or at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting. The Board of Directors has designated our headquarters building located at 1501 North Hamilton Street, Richmond, Virginia, as the place of the Annual Meeting. The Annual Meeting will be called to order at 2:00 p.m., Eastern Time, on Tuesday, August 5, 2008.

The Board of Directors solicits this proxy and urges you to vote immediately. Unless the context otherwise indicates, reference to “Universal,” “we,” “us,” “our” or “the Company” means Universal Corporation.

Our Annual Report on Form 10-K for the fiscal year ended March 31, 2008, which we refer to as the fiscal year 2008 Annual Report, is being mailed concurrently with this Proxy Statement to our shareholders. Unless otherwise specifically stated, our fiscal year 2008 Annual Report is not incorporated into this Proxy Statement and shall not be considered a part of this Proxy Statement or soliciting materials.

QUESTIONS AND ANSWERS FOR ANNUAL MEETING

Q:	Who is asking for my vote and why are you sending me this document?

A:	The Board of Directors asks that you vote on the matters listed in the Notice of Annual Meeting, which are more fully described in this Proxy Statement. We are providing this Proxy Statement and related proxy card or voting instruction to our shareholders in connection with the solicitation by the Board of Directors of proxies to be voted at the Annual Meeting. The Board of Directors asks that you vote on the matters listed in the Notice of Annual Meeting, which are more fully described in this Proxy Statement. A proxy, if duly executed and not revoked, will be voted and, if it contains any specific instructions, will be voted in accordance with those instructions.

Q:	Who is eligible to vote?

A:	You may vote if you owned shares of Universal Corporation common stock, which we refer to as Common Stock, on June 17, 2008, the record date established by the Board of Directors under Virginia law for determining shareholders entitled to notice of and to vote at the Annual Meeting. We had outstanding as of the record date 26,575,840 shares of Common Stock, each of which is entitled to one vote. Only shareholders of record of Common Stock at the close of business on June 17, 2008, will be entitled to vote.

In March and April 2006, we issued shares of Series B 6.75% Convertible Perpetual Preferred Stock, which we refer to as Preferred Stock. Shares of Preferred Stock have voting rights under certain circumstances. We believe that none of those circumstances exist with respect to the Annual Meeting, so shares of Preferred Stock have no voting rights with respect to matters presented in this Proxy Statement.

Q:	What is a proxy?

A:	A proxy is your legal designation of another person to vote the stock you own. If you designate someone as your proxy or proxy holder in a written document, that document also is called a proxy or a proxy card. Messrs. George C. Freeman, III and David C. Moore have been designated as proxies or proxy holders for the Annual Meeting. Proxies properly executed and received by our Secretary prior to the Annual Meeting and not revoked will be voted in accordance with the terms thereof.

Q:	What is a voting instruction?

A:	A voting instruction is the instruction form you receive from your bank, broker, or other nominee if you hold your shares of Common Stock in street name. The instruction form instructs you how to direct your bank, broker, or other nominee, as record holder, to vote your shares of Common Stock.

Q:	What will I be voting on at the Annual Meeting?

A:	You will be voting on the following matters:

•	Election of three directors named in this Proxy Statement to serve three-year terms.

•	Any other business properly raised at the Annual Meeting.

We are not aware of any matters that are to come before the Annual Meeting other than the ones described in this Proxy Statement. If other matters do properly come before the Annual Meeting, however, it is the intention of the persons named in the enclosed proxy card to exercise the discretionary authority conferred by the proxy to vote such proxy in accordance with their best judgment.

Q:	What constitutes a quorum for the Annual Meeting?

A:	A majority of the shares entitled to vote, represented in person or by proxy at the Annual Meeting, will constitute a quorum for the transaction of business at the Annual Meeting. Abstentions, withheld votes, and shares held of record by a bank, broker, or other nominee (“broker shares”) that are voted on any matter are included in determining the number of votes present. Broker shares that are voted on at least one matter will be counted for purposes of determining the existence of a quorum for the transaction of business at the Annual Meeting. Broker shares that are not voted on any matter will not be included in determining whether a quorum is present.

Q:	What vote is needed to elect directors?

A:	The election of each nominee for director requires the affirmative vote of the holders of a plurality of the shares of Common Stock voted in the election of directors.

Q:	What are the voting recommendations of the Board of Directors?

A:	The Board of Directors recommends that shareholders vote “FOR” all of the nominees named in this Proxy Statement for director.

Q:	How do I vote?

A:	Registered shareholders (shareholders who hold Common Stock in certificated form as opposed to through a bank, broker, or other nominee) may vote in person at the Annual Meeting or by proxy. Registered shareholders have the following ways to vote by proxy:

•	By mail—complete, sign, date, and return the enclosed proxy card or voting instruction, or

•	By telephone or over the Internet—follow the instructions provided on the enclosed proxy card or voting instruction.

Registered shareholders and participants in plans holding shares of Common Stock are urged to deliver proxies and voting instructions by calling the toll-free telephone number, by using the Internet, or by completing and mailing the enclosed proxy card or voting instruction. The telephone and Internet voting procedures are designed to authenticate shareholders’ and plan participants’ identities, to allow shareholders and plan participants to give their proxies or voting instructions, and to confirm that such instructions have been recorded properly. Instructions for voting by telephone or over the Internet are set forth on the enclosed proxy card or voting instruction. Registered shareholders and plan participants may also send their proxies or voting instructions by completing, signing, and dating the enclosed proxy card or voting instruction and returning it as promptly as possible in the enclosed postage-paid envelope.

Shareholders who hold Common Stock through a bank, broker, or other nominee (street name shareholders) who wish to vote at the Annual Meeting should be provided voting instructions from the institution that holds their shares. If this has not occurred, please contact the institution that holds your shares. Street name shareholders may also be eligible to vote their shares electronically by following the voting instructions provided by the bank, broker, or other nominee that holds the shares, using either the toll-free telephone number or the Internet address provided on the voting instruction, or otherwise complete, date, and sign the voting instruction and return it promptly in the enclosed pre-paid envelope.

The deadline for voting electronically through the Internet or by telephone is 11:59 a.m., Eastern Time, on August 4, 2008.

Q:	Can I attend the Annual Meeting?

A:	The Annual Meeting is open to all holders of our Common Stock as of the record date, June 17, 2008. You may vote by attending the Annual Meeting and voting in person. Even if you plan to attend the Annual Meeting, however, we encourage you to vote your shares by proxy. We will not permit cameras, recording devices, and other electronic devices at the Annual Meeting.

Q:	Can I abstain or withhold my vote?

A:	You may abstain or (only with respect to the election of directors) withhold your vote with respect to each item submitted for shareholder approval.

Q:	Can I change or revoke my vote?

A:	A shareholder may change or revoke a proxy at any time prior to its use. Any shareholder who executes a proxy has the power to change or revoke it at any time by:

•	giving written notice of revocation to our Secretary, whose address is on page 5 of this Proxy Statement,

•	executing a proxy dated as of a later date, or

•	voting in person at the Annual Meeting.

If you voted by telephone or over the Internet, you can also revoke your vote by any of these methods or you can change your vote by voting again by telephone or over the Internet. If you decide to vote by completing, signing, dating, and returning the enclosed proxy card, you should retain a copy of the voter control number found on the proxy card in the event that you decide later to change or revoke your proxy by telephone or over the Internet. Your attendance at the Annual Meeting will not itself revoke a proxy.

If you are a shareholder whose stock is held in street name with a bank, broker, or other nominee, you must follow the instructions found on the voting instruction card provided by the bank, broker, or other nominee, or contact your bank, broker, or other nominee in order to change or revoke your previously given proxy.

Q:	How will my shares be voted if I sign, date, and return my proxy card or voting instruction card, but do not provide complete voting instructions with respect to each proposal?

A:	Shareholders should specify their choice for each matter on the enclosed proxy. If no specific instructions are given, it is intended that all proxies that are signed and returned will be voted “FOR” all of the nominees named in this Proxy Statement for director and according to the discretion of the proxy holders on any other business proposal properly raised at the Annual Meeting.

As to any other business that may properly come before the Annual Meeting, the persons named in the enclosed proxy card or voting instruction will vote the shares of Common Stock represented by the proxy in the manner as the Board of Directors may recommend, or otherwise in the proxy holders’ discretion. The Board of Directors does not presently know of any other such business.

Q:	Will my shares be voted if I do not provide my proxy?

A:	It will depend on how your ownership of shares of Common Stock is registered. If you own your shares as a registered holder, which means that your shares of Common Stock are registered in your name with our transfer agent, your unvoted shares will not be represented at the Annual Meeting and will not count toward the quorum requirement, which is explained under “What constitutes a quorum for the Annual Meeting?” above, unless you attend the Annual Meeting to vote them in person.

If you are a shareholder whose shares of Common Stock are held in street name, which means that your shares are registered with our transfer agent in the name of your bank, broker, or other nominee, your bank, broker, or other nominee may or may not vote your shares in its discretion if you have not provided voting instructions to the bank, broker, or other nominee. Whether the bank, broker, or other nominee may vote your shares depends on the proposals before the Annual Meeting. Brokers have the discretionary authority under the rules of the New York Stock Exchange, or NYSE, to vote shares for which their clients do not provide voting instructions on certain “routine” matters. Except for certain non-routine items for which brokers are prohibited from exercising their discretion, a broker is entitled to vote on matters presented to shareholders without instructions from the beneficial owner. Based on the rules of the NYSE, we believe that the election of the nominees named in this Proxy Statement for directors is a routine matter for which brokerage firms may vote on behalf of their clients if no voting instructions are provided. Therefore, if you are a shareholder whose shares of Common Stock are held in street name with a bank, broker, or other nominee and you do not return your voting instruction card, your bank, broker, or other nominee may vote your shares “FOR” the election of the director nominees named in this Proxy Statement.

Q:	How are abstentions and broker non-votes counted?

A:	Where brokers do not have discretion to vote or do not exercise such discretion, the inability or failure to vote is referred to as a “broker non-vote.” Under circumstances where a broker is not permitted to, or does not, exercise its discretion, assuming proper disclosure to us of such inability to vote, broker non-votes will not be counted as voting in favor of or against the particular matter.

Broker non-votes and withheld votes will not be included in the vote total for the proposal to elect the nominees named in this Proxy Statement for director and will not affect the outcome of the vote for this proposal.

Q:	Where can I find the results of the Annual Meeting?

A:	We intend to announce preliminary voting results at the Annual Meeting and disclose final results in our Quarterly Report on Form 10-Q for the second quarter of fiscal year 2009.

Q:	Who pays for the solicitation of proxies?

A:	We will pay all of the costs associated with the proxy solicitation. Proxies are being solicited by mail and may also be solicited in person or by telephone, facsimile, or other means of electronic transmission by our directors, officers, and employees. We will reimburse banks, brokerage firms, and other custodians, nominees, and fiduciaries for their reasonable expenses in forwarding proxy materials to the beneficial owners of shares of Common Stock. It is contemplated that additional solicitation of proxies will be made by D.F. King & Co., Inc., 77 Water Street, New York, New York 10005, at an anticipated cost to us of approximately $5,000, plus reimbursement of out-of-pocket expenses for such items as mailing, copying, phone calls, faxes, and other related matters and will indemnify D.F. King against any losses arising out of D.F. King’s proxy soliciting services on behalf of us.

Q:	Where can I find Universal Corporation’s corporate governance materials?

A:	Our Corporate Governance Guidelines, including our independence standards for members of the Board of Directors, Code of Conduct, and the charters of the Audit Committee, the Executive Compensation, Nominating, and Corporate Governance Committee, and all other standing committees, are available under the “Corporate Governance” section of our Internet website at http:/www.universalcorp.com/Include/Menu-CorporateGovernance.asp, and are available in print to any shareholder upon request by contacting us at the following address or phone number:

Universal Corporation

P.O. Box 25099

Richmond, Virginia 23260

Attention:   Investor Relations

Telephone: (804) 359-9311

Q:	How do I communicate with the Board of Directors?

A:	Shareholders and other interested parties may at any time direct communications to the Board of Directors, as a whole, to the director who presides at the executive sessions of the non-employee directors, or to any individual member of the Board of Directors, through our Internet website or by contacting our Secretary. The “Contact Us – Questions or Comments” section of our Internet website at http://www.universalcorp.com/Include/Menu-ContactUs.asp contains an e-mail link established for receipt of communications with directors, and communications can also be delivered by mail by sending requests to our Secretary at Universal Corporation, P. O. Box 25099, Richmond, Virginia 23260, Attention: Secretary.

Shareholders making such communications are encouraged to state that they are shareholders and provide the exact name in which their shares of Common Stock are held and the number of shares held. Each individual communicating with the Board of Directors will receive a written acknowledgement from or on behalf of our Secretary after receipt of the communication sent in the manner described above. After screening such communications for issues unrelated to shareholder interests, our Secretary will distribute communications to the intended recipient(s) as appropriate. The process for such screening has been approved by our non-employee directors.

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON AUGUST 5, 2008.

Our Proxy Statement and fiscal year 2008 Annual Report are available under the “Investor” section of our Internet website at http://www.universalcorp.com/Include/Menu-Investor.asp

Our 2008 Annual Report to Shareholders, which includes a copy of our fiscal year 2008 Annual Report (excluding exhibits) as filed with the Securities and Exchange Commission, is being mailed to shareholders with this Proxy Statement.

We will provide without charge to each person to whom this Proxy Statement has been delivered, on the request of any such person, additional copies of our fiscal year 2008 Annual Report, including the financial statements and financial statement schedules. Requests should be directed to Investor Relations at the address or phone number provided on page 4 of this Proxy Statement.

We make available free of charge through our Internet website our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, which is referred to herein as the Exchange Act, as well as reports on Forms 3, 4, and 5 filed by our directors and executive officers pursuant to Section 16 of the Exchange Act, as soon as reasonably practicable after such documents are electronically filed with, or furnished to, the Securities and Exchange Commission. The information on our Internet website is not, and shall not be deemed to be, a part of this Proxy Statement or incorporated into any other filings we make with the Securities and Exchange Commission.

PROPOSAL ONE

ELECTION OF DIRECTORS

The Executive Compensation, Nominating, and Corporate Governance Committee has recommended to our Board of Directors, and our Board of Directors has approved, the three directors set forth below to be elected at the Annual Meeting for terms of three years. Eight other directors have previously been elected to terms expiring in 2009 or 2010, as indicated below. The following pages set forth certain information for each nominee and each incumbent director as of March 31, 2008, except as otherwise noted. All of the nominees and all of the incumbent directors listed below are directors previously elected by the shareholders. On August 7, 2007, Allen B. King, our Chairman, announced his intention to retire at the 2008 Annual Meeting of Shareholders.

The election of each nominee for director requires the affirmative vote of the holders of a plurality of the shares of Common Stock cast in the election of directors. With a plurality vote, the nominees that receive the highest vote totals for the director positions up for election will be elected. Unless otherwise specified in the accompanying form of proxy, it is intended that votes will be cast for the election of all of the nominees as directors. If, at the time of the Annual Meeting, any nominee should be unavailable to serve as a director, it is intended that votes will be cast, pursuant to the enclosed proxy, for such substitute nominee as may be nominated by the Board of Directors. Each nominee has consented to being named in this Proxy Statement and to serve if elected.

Nominees for Election Whose Terms Expire in 2008

GEORGE C. FREEMAN, III, 44, has been our Chief Executive Officer since April 1, 2008, and our President since December 12, 2006. Mr. Freeman served as General Counsel and Secretary from February 1, 2001, until November 2005, and was elected Vice President in November 2005. He has been a director since November 7, 2007.

EDDIE N. MOORE, JR., 60, is President of Virginia State University (a public research university), a position he has held for more than five years. Mr. E. Moore is a director of Owens & Minor, Inc. He is a member of the Audit Committee and the Pension Investment Committee and has been a director since 2000.

HUBERT R. STALLARD, 71, retired as President and Chief Executive Officer of Bell-Atlantic Virginia, Inc. (a telecommunications company), now known as Verizon Virginia Inc., in 2000. Mr. Stallard is Chairman of the Pension Investment Committee and a member of the Executive Committee and the Executive Compensation, Nominating, and Corporate Governance Committee. He has been a director since 1991.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” PROPOSAL ONE.

Incumbent Directors Whose Terms Expire in 2009

JOHN B. ADAMS, JR., 63, is President, Chief Executive Officer, and a director of Bowman Companies (a private land development company), positions he has held for more than five years. Mr. Adams is a member of the Audit Committee and the Finance Committee. Mr. Adams has been a director since 2003.

JOSEPH C. FARRELL, 72, retired as Chairman, President, and Chief Executive Officer of The Pittston Company (a security services company), now known as The Brink’s Company, in 1998. He is a director of ASA Limited. Mr. Farrell is a member of the Executive Committee, the Executive Compensation, Nominating, and Corporate Governance Committee, and the Pension Investment Committee. He has been a director since 1996.

WALTER A. STOSCH, 71, is a retired principal in the accounting firm of Stosch, Dacey & George P.C., a position he has held for more than five years. Prior to that time, he was a partner in the accounting firm of Deloitte & Touche, L.L.P. He currently serves as Republican Leader Emeritus of the Virginia General Assembly. He is Chairman of the Audit Committee and a member of the Finance Committee. He has been a director since 2000.

EUGENE P. TRANI, 68, is President of Virginia Commonwealth University (a public research university), a position he has held for more than five years. He is a director of LandAmerica Financial Group, Inc. (“LandAmerica”) (a title insurance holding company). Dr. Trani is a member of the Audit Committee and the Pension Investment Committee and has been a director since 2000.

Incumbent Directors Whose Terms Expire in 2010

CHESTER A. CROCKER, 66, is a professor of strategic studies at Georgetown University’s Walsh School of Foreign Service (a private research university) and a member of the Board of Directors of the United States Institute of Peace (an independent federal institution). He has held these positions for more than five years. He is a member of the Finance Committee and the Pension Investment Committee. Professor Crocker has been a director since 2004.

CHARLES H. FOSTER, JR., 65, is Chairman Emeritus of LandAmerica Financial Group, Inc. (“LandAmerica”) (a title insurance holding company). From January 1, 2005, to December 31, 2006, Mr. Foster served as Chairman of LandAmerica and, prior to 2005, he was Chairman and Chief Executive Officer of LandAmerica, positions he held for more than five years. He is Chairman of the Finance Committee and a member of the Executive Committee and the Executive Compensation, Nominating, and Corporate Governance Committee. Mr. Foster has been a director since 1995.

THOMAS H. JOHNSON, 58, retired as Chairman and Chief Executive Officer of Chesapeake Corporation (“Chesapeake”) (a specialty packaging company) in November 2005, after which he served as Vice Chairman until April 2006. From 2004 until his retirement, Mr. Johnson was Chairman and Chief Executive Officer of Chesapeake and, from 2000 to 2004, he was Chairman, President, and Chief Executive Officer of Chesapeake. Mr. Johnson is also a director of Coca Cola Enterprises, Inc., Mirant Corporation, Superior Essex, Inc. and CMGI, Inc. He is a member of the Audit Committee and the Pension Investment Committee and has been a director since 2001.

JEREMIAH J. SHEEHAN, 69, retired as Chairman of the Board and Chief Executive Officer of Reynolds Metals Company (an aluminum and aluminum foil producer) in 2000, having served in those positions since 1996. He is Chairman of the Executive Compensation, Nominating, and Corporate Governance Committee and a member of the Audit Committee and the Executive Committee. Mr. Sheehan has been a director since 1998.

STOCK OWNERSHIP

Principal Shareholders

The following table sets forth as of May 30, 2008, certain information with respect to the beneficial ownership of shares of Common Stock by each person or group we know to beneficially own more than 5% of the outstanding shares of such stock.

Name and Address of Beneficial Owner	Number of Shares		Percent of Class(1) (%)
Barclays Global Investors, NA Barclays Global Fund Advisors 45 Fremont Street San Francisco, California 94105	2,966,576	(2)	11.0
Dimensional Fund Advisors LP 1299 Ocean Avenue Santa Monica, California 90401	1,954,385	(3)	7.3
AXA 25, avenue Matignon 75008 Paris, France AXA Assurances I.A.R.D. Mutuelle AXA Assurances Vie Mutuelle AXA Courtage Assurance Mutuelle 26, rue Drouot 75009 Paris, France AXA Financial, Inc. 1290 Avenue of the Americas New York, New York 10104	1,885,852	(4)	7.0
Goldman Sachs Asset Management, LP 32 Old Slip New York, New York 10005	1,641,426	(5)	6.1
First Trust Portfolios L.P. 1001 Warrenville Road Lisle, Illinois 60532	1,378,206	(6)	5.1

(1)	The percentages shown in the table are based on 26,926,850 shares of Common Stock outstanding on May 30, 2008.
(2)

As reported on a Schedule 13G filed with the Securities and Exchange Commission on February 5, 2000. The Schedule 13G indicates that Barclays Global Investors, NA, acting as a bank, reported that it held sole voting power over 444,345 shares of Common Stock and sole dispositive power over 521,862 shares of Common Stock, and Barclays Global Fund Advisors, acting as an investment adviser, reported that it held sole voting and dispositive power over 2,444,714 shares of Common Stock. The Schedule 13G states that the shares of Common Stock reported are held by the reporting persons in trust accounts for the economic benefit of the beneficiaries of those accounts.

(3)

As reported on an amended Schedule 13G filed with the Securities and Exchange Commission on February 6, 2008. The amended Schedule 13G indicates that Dimensional Fund Advisors LP, in its capacity as investment adviser to four investment companies and as investment manager to certain other commingled group trusts and separate accounts, has the sole power to dispose of and to vote the shares of Common Stock that are owned by such companies, trusts, and accounts.

(4)

As reported on an amended Schedule 13G filed with the Securities and Exchange Commission on February 14, 2008. The amended Schedule 13G indicates that AXA holds its reported shares as a member of a group, which includes the entities listed above with AXA. Each member of the group, other than AXA Financial, Inc., is reported as holding sole voting power over 1,712,147 shares of Common Stock, shared voting power over 6,925 shares of Common Stock, sole dispositive power 1,885,807 shares of Common Stock and shared dispositive power over 45 shares of Common Stock. AXA Financial, Inc. is reported as holding sole voting power over 1,706,647 shares of Common Stock, shared voting power over 6,925 shares of Common Stock, sole dispositive power over 1,878,707 shares of Common Stock and shared dispositive power over 45 shares of Common Stock. All of the reported shares are held or controlled by investment adviser and insurance company subsidiaries of AXA Financial, Inc.

(5)

As reported on Schedule 13G filed with the Securities and Exchange Commission on February 1, 2008. The Schedule 13G indicates that Goldman Sachs Asset Management, L.P., in its capacity as an investment advisor, have the sole power vote 1,345,340 shares of Common Stock, have the shared power over 1,564,326 shares of Common Stock and have shared dispositive power over 77,100 shares of Common Stock.

(6)

As reported on Schedule 13G filed with the Securities and Exchange Commission on February 5, 2008. The Schedule 13G indicates that First Trust Portfolios L.P. and The Charger Corporate have the shared power to vote the shares of Common Stock and have shared dispositive power over the shares of Common Stock.

Directors and Executive Officers

The following table sets forth as of May 30, 2008, certain information with respect to the beneficial ownership of shares of Common Stock by (i) each director or nominee (each of whom is currently a director), (ii) each executive officer listed in the Summary Compensation Table, who we refer to as the “named executive officers”, and (iii) all current directors and executive officers as a group.

Name of Beneficial Owner	Number of Shares(1),(2)	Percent of Class(3)
John B. Adams, Jr.	9,850	*
W. Keith Brewer	15,634	*
Chester A. Crocker	4,850	*
Joseph C. Farrell	27,580	*
Charles H. Foster, Jr.	11,650	*
George C. Freeman, III	45,256	*
Thomas H. Johnson	10,325	*
Allen B. King	101,292	*
David C. Moore	35,841	*
Eddie N. Moore, Jr.	12,250	*
Hartwell H. Roper	31,307	*
Jeremiah J. Sheehan	17,250	*
Hubert R. Stallard	15,850	*
Walter A. Stosch	15,250	*
Eugene P. Trani	13,250	*
All current directors and executive officers as a group (18 persons)	428,993	1.6%

*	Percentage of ownership is less than 1% of the outstanding shares of Common Stock.
(1)

The number of shares of Common Stock shown in the table includes shares that certain of our directors and executive officers had the right to acquire through the exercise of stock options and SARs within 60 days following May 30, 2008, and are in the following amounts: 4,000 shares to Mr. Adams, 12,133 shares to Mr. Brewer, no shares to Mr. Crocker, 7,000 shares to Mr. Farrell, 4,000 shares to Mr. Foster, 25,748 shares to Mr. Freeman, 2,000 shares to Mr. Johnson, 40,399 shares to Mr. King, 15,000 shares to Mr. D. Moore, 6,000 shares to Mr. E. Moore, 11,566 shares to Mr. Roper, 9,000 shares to Mr. Sheehan, 9,000 shares to Mr. Stallard, 8,000 shares to Mr. Stosch, 6,000 shares to Mr. Trani, and 20,800 shares to other current executive officers not individually listed in the table.

(2)	No executive officers or directors have pledged shares of Common Stock as security.
(3)	The percentages shown in the table are based on 26,926,850 shares of Common Stock outstanding on May 30, 2008.

Section 16(a) Beneficial Ownership Reporting Compliance

Our directors and executive officers are required under Section 16(a) of the Exchange Act to file reports of ownership and changes in ownership of Common Stock with the Securities and Exchange Commission. Copies of those reports must also be furnished to us.

Based solely on a review of the copies of reports furnished to us and the written representations of our directors and executive officers, we believe that, during fiscal year 2008, all filing requirements applicable to directors and executive officers were satisfied.

CORPORATE GOVERNANCE AND COMMITTEES

General

Our business and affairs are managed under the direction of the Board of Directors in accordance with the Virginia Stock Corporation Act and our Articles of Incorporation and Bylaws. Members of the Board of Directors are kept informed of our business through discussions with the Chairman and Chief Executive Officer and other officers, by reviewing materials provided to them, and by participating in meetings of the Board of Directors and its committees. The corporate governance practices we follow are summarized below.

Corporate Governance Guidelines

The Board of Directors has adopted Corporate Governance Guidelines that set forth the practices of the Board of Directors with respect to the qualification and selection of directors, director orientation and continuing education, director responsibilities, Board of Directors composition and performance, director access to management and independent advisors, director compensation, management evaluation and succession, evaluation of the Board of Directors’ performance, and various other issues. The Corporate Governance Guidelines are available to shareholders and the public free of charge under the “Corporate Governance” section of our Internet website at http://www.universalcorp.com/Include/Menu-CorporateGovernance.asp. A printed copy is available to any shareholder free of charge upon written request directed to Investor Relations at the address provided on page 4 of this Proxy Statement.

Code of Conduct

The Board of Directors has adopted a Code of Conduct applicable to our directors, officers, and employees and the directors, officers, and employees of each of our subsidiaries and controlled affiliates. The Code of Conduct satisfies the New York Stock Exchange requirements for a “Code of Business Conduct and Ethics” and the Securities and Exchange Commission definition of a “Code of Ethics for Senior Financial Officers.” The Code of Conduct addresses such topics as protection and proper use of company assets, compliance with applicable laws and regulations, accuracy and preservation of records, accounting and financial reporting, conflicts of interest, and insider trading. The Code of Conduct is available to shareholders and the public free of charge under the “Corporate Governance” section of our Internet website at http://www.universalcorp.com/Include/Menu-CorporateGovernance.asp. A printed copy is available to any shareholder free of charge upon written request directed to Investor Relations at the address provided on page 4 of this Proxy Statement.

Director Independence

The Board of Directors, in its business judgment, has determined that each member of the Board of Directors except Mr. King, our Chairman, and Mr. Freeman, our Chief Executive Officer, is independent as defined by the New York Stock Exchange listing standards and our Corporate Governance Guidelines. In reaching this conclusion, the Board of Directors evaluated each director in light of the specified independence tests set forth in the New York Stock Exchange listing standards. In addition, the Board of Directors considered whether we and our subsidiaries conduct business and have other relationships with organizations of which certain members of the Board of Directors or members of their immediate families are or were directors or officers. There has been no such business or relationships for the past three fiscal years.

Executive Sessions

The independent directors of the Board of Directors meet in executive session at least annually without management or employee directors present. The independent directors designate the director who will preside at the executive session. For fiscal year 2008, the independent directors designated Mr. Stallard as the presiding director. The presiding director is responsible for advising the Chairman and the Chief Executive Officer of the outcome of any decisions reached or suggestions made at these sessions. Executive sessions where non-employee directors meet on an informal basis may be scheduled either before or after each regularly scheduled Board of Directors meeting.

Communications with Directors

Interested parties may at any time direct communications to the Board of Directors, as a whole, to the director who presides at the executive sessions of the non-employee directors, or to any individual member of the Board of Directors, through our Internet website or by contacting our Secretary. The “Contact Us—Questions or Comments” section of our Internet website at http://www.universalcorp.com/Include/Menu-ContactUs.asp contains an e-mail link established for receipt of communications with directors, and communications can also be delivered by mail by sending requests to our Secretary at Universal Corporation, P. O. Box 25099, Richmond, Virginia 23260, Attention: Secretary.

Shareholders making such communications are encouraged to state that they are shareholders and provide the exact name in which their shares of Common Stock are held and the number of shares held. Each individual communicating with the Board of Directors will receive a written acknowledgement from or on behalf of our Secretary after receipt of the communication sent in the manner described above. After screening such communications for issues unrelated to shareholder interests, our Secretary will distribute communications to the intended recipient(s) as appropriate. The process for such screening has been approved by our non-employee directors.

Board and Committee Meeting Attendance

During fiscal year 2008, there were five meetings of the Board of Directors. Each director attended 75% or more of the total number of meetings of the Board of Directors and of the committees on which he served.

Committees of the Board

The standing committees of the Board of Directors are the Executive Committee, the Audit Committee, the Executive Compensation, Nominating, and Corporate Governance Committee, the Finance Committee, and the Pension Investment Committee.

Executive Committee

The Executive Committee has the authority to act for the Board of Directors on most matters during the intervals between Board of Directors meetings. The members of the Executive Committee are Messrs. King (Chairman), Farrell, Foster, Sheehan, and Stallard. The Executive Committee met six times during fiscal year 2008.

Audit Committee

The responsibilities of the Audit Committee include the review of the scope and the results of the work of the independent registered public accounting firm and internal auditors, the review of the adequacy of internal accounting controls, and the selection, appointment, compensation, and oversight of our independent registered public accounting firm. The Audit Committee operates under a written charter last amended by the Board of Directors on April 19, 2007. The Audit Committee’s charter is available under the “Corporate Governance—Committees” section of our Internet website at http://phx.corporate-ir.net/phoenix.zhtml?c=89047&p=irol-govCommittee&Committee=1769.

The members of the Audit Committee are Messrs. Stosch (Chairman), Adams, Johnson, E. Moore, Sheehan, and Trani. The Board of Directors has determined that each of the Audit Committee members is independent as defined under the applicable independence standards set forth in regulations of the Securities and Exchange Commission and the New York Stock Exchange listing standards. The Board of Directors has also determined that all of the Audit Committee members are financially literate as defined by the New York Stock Exchange listing standards. In accordance with the applicable regulations of the Securities and Exchange Commission, the Board of Directors has further determined that the Audit Committee contains at least one “audit committee financial expert” as defined by such regulations—Walter A. Stosch, the Chairman of the Audit Committee. The fact that the Board of Directors did not identify additional Audit Committee members as “audit committee financial experts” does not in any way imply that other members do not meet that definition.

The Audit Committee met six times during fiscal year 2008. Additional information with respect to the Audit Committee is discussed below in the section entitled “Audit Information” on page 46 of this Proxy Statement.

Executive Compensation, Nominating, and Corporate Governance Committee

The members of the Executive Compensation, Nominating, and Corporate Governance Committee are Messrs. Sheehan (Chairman), Farrell, Foster, and Stallard.

The Executive Compensation, Nominating, and Corporate Governance Committee, which we refer to as the Compensation Committee, performs the responsibilities of the Board of Directors relating to compensation of our executives. The Compensation Committee’s responsibilities include reviewing and setting or approving corporate goals and objectives relevant to compensation of our Chief Executive Officer and other executive officers, evaluating the performance of the Chief Executive Officer and our other executive officers in light of those goals and objectives, and determining and approving compensation levels for the Chief Executive Officer and our other executive officers based on this evaluation; making recommendations to the Board of Directors with respect to annual and long-term incentive compensation plans; evaluating the performance of, and determining the salaries, incentive compensation, and executive benefits for senior management; and administering our equity-based and other executive compensation plans.

The Chairman of the Compensation Committee works with our Chief Administrative Officer to establish the agenda for Compensation Committee meetings. The Chief Administrative Officer and management personnel reporting to him prepare data and materials for review by the Compensation Committee using market data from both broad-based and targeted national and regional compensation surveys. Competitive industry analysis is enhanced through review of peer company proxy data, professional research consortiums, and nationally recognized compensation databases provided by the Compensation Committee’s external compensation consultant.

The Compensation Committee periodically meets with the Chief Administrative Officer and other members of executive management in order to assess progress toward meeting long-term objectives approved by the Board of Directors. The Compensation Committee reviews the performance and compensation of the Chief Executive Officer with input from both the full Board of Directors and the Chief Executive Officer’s self evaluation. The Compensation Committee approves the compensation of the other executive officers, based upon the evaluation and recommendation of the Chief Executive Officer. Where it deems appropriate, the Compensation Committee engages its independent compensation consultant or other appropriate advisors to analyze compensation trends and competitiveness of pay packages and to support the Compensation Committee’s duty to establish each of the executive officer’s targeted overall compensation levels.

The Compensation Committee reports regularly to the Board of Directors on matters relating to the Compensation Committee’s responsibilities. In addition, the Compensation Committee follows regulatory and legislative developments and considers corporate governance best practices in performing its duties. For additional information regarding the compensation-related activities of the Compensation Committee, see the sections entitled “Compensation Discussion and Analysis” and “Report of Executive Compensation, Nominating, and Corporate Governance Committee” beginning on pages 13 and 25 of this Proxy Statement, respectively.

The Board of Directors has determined that the members of the Compensation Committee are “non-employee directors” (within the meaning of Rule 16b-3 of the Exchange Act), “outside directors” (within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (referred to herein as the Internal Revenue Code)) and “independent directors” (as defined under the applicable New York Stock Exchange listing standards and our Corporate Governance Guidelines). In addition, no Compensation Committee member is a current or former employee of us or any of our subsidiaries. While the Compensation Committee’s charter does not specify qualifications required for members, Messrs. Sheehan, Farrell, Foster, and Stallard have each been members of other public company boards of directors and are each former chief executive officers of public companies. The Compensation Committee met six times during fiscal year 2008.

The Compensation Committee also acts as our nominating committee. The Compensation Committee develops qualifications for director candidates, recommends to the Board of Directors persons to serve as directors, and monitors developments in, and makes recommendations to the Board of Directors concerning, corporate governance practices. The Compensation Committee operates under a written charter last amended by the Board of Directors on April 19, 2007. The Compensation Committee’s charter is available under the “Corporate Governance—Committees” section of our Internet website at http://phx.corporate-ir.net/phoenix.zhtml?c=89047&p=irol-govCommittee&Committee=1770.

The Compensation Committee considers candidates for Board of Directors membership suggested by its members and by management, and the Compensation Committee will also consider candidates suggested informally by our shareholders. Shareholders entitled to vote for the election of directors may submit candidates for formal consideration by the Compensation Committee in connection with an Annual Meeting if we receive timely written notice, in proper form, for each such recommended director nominee. If the notice is not timely and in proper form, the nominee will not be considered by the Compensation Committee. To be timely for the 2009 Annual Meeting, the notice must be received within the time frame set forth in the section entitled “Proposals for 2009 Annual Meeting” on page 48 of this Proxy Statement. To be in proper form, the notice must include each nominee’s written consent to be named as a nominee and to serve if elected, and information about the shareholder making the nomination and the person nominated for election. These requirements are more fully described in our Bylaws and Corporate Governance Guidelines.

The Compensation Committee does not differentiate between Board of Directors candidates submitted by Board of Directors members or those submitted by shareholders with respect to evaluating candidates. All Board of Directors candidates are considered based upon various criteria, such as their broad-based business skills and experience, prominence, and reputation in their profession, their global business and social perspective, concern for the long-term interests of the shareholders, knowledge of our industry or related industries, and personal and professional integrity, ethics, and judgment—all in the context of an assessment of the perceived needs of the Board of Directors at that point in time. Because the needs of the Board of Directors change from time to time, the Compensation Committee has not established specific minimum qualifications that must be met by potential new directors. The Board of Directors, however, believes that as a matter of policy there should be a substantial majority of independent directors on the Board of Directors.

Finance Committee

The Finance Committee has the responsibility of establishing our financial policies and controlling our financial resources. The members of the Finance Committee are Messrs. Foster (Chairman), King, Adams, Crocker, and Stosch. The Finance Committee met twice during fiscal year 2008.

Pension Investment Committee

The Pension Investment Committee establishes the investment policies, selects investment advisors and portfolio managers, and monitors the performance of investments of the pension plans, the retirement plans, and other qualified employee benefit plans of Universal Leaf Tobacco Company, Incorporated and our other U.S. subsidiaries. The members of the Pension Investment Committee are Messrs. Stallard (Chairman), Crocker, Farrell, Johnson, E. Moore, and Trani. The Pension Investment Committee met four times during fiscal year 2008.

Annual Meeting Attendance

We expect and encourage each member of the Board of Directors to attend our Annual Meetings when it is reasonably practical for the director to do so. All of the directors attended the 2007 Annual Meeting.

COMPENSATION DISCUSSION AND ANALYSIS

Board of Directors and Compensation Committee Process

Our Board of Directors has a Compensation Committee. The Compensation Committee performs the responsibilities of the Board of Directors relating to compensation of our executives. Additional information with respect to the Compensation Committee can be found on page 11 of this Proxy Statement.

Guiding Philosophy

The goal of our executive compensation and benefits program is to attract, motivate, reward, and retain the management talent required to achieve our business objectives, at compensation levels that are fair, equitable, and competitive with those of comparable companies. This goal is furthered by the Compensation Committee’s policy of linking compensation to individual and corporate performance and by encouraging significant stock ownership by senior management in order to support our business strategy and align the financial interests of management with those of the shareholders.

In addition to the stated goal of our executive compensation and benefits program, the following objectives serve as guiding principles for all compensation decisions:

•	Compensation should be set based on the responsibilities, skills, experience, and achievements of each executive officer, taking into account competitive market rates;

•

Compensation should be linked to individual and corporate performance by aligning our executive compensation program to company-wide performance, which we define in terms of economic performance and increases in shareholder value;

•

There should be an appropriate mix and weighting between base salary, cash incentives, and equity awards, such that an adequate amount of each executive officer’s total compensation is performance-based or “at risk.” Further, as an executive’s responsibilities increase, the portion of “at risk” compensation for the executive should increase as a percentage of total compensation;

•

Strong emphasis should be placed on equity-based compensation and equity ownership in order to align the financial interests of senior management with those of the shareholders, and to ensure the proper focus on long-term business strategies; and

•	Compensation goals and objectives should be transparent and easy to communicate, both internally and externally.

Retaining Experts to Aid in Discharge of Duties

The Compensation Committee has sole authority to retain experts, consultants, and other advisors to aid in the discharge of its duties. The Compensation Committee meets privately with its independent outside advisor from time to time without management present to discuss developments and best practices in executive compensation matters. All work completed by the outside advisor, whether for the Compensation Committee or management, is subject to the approval of the Compensation Committee. The outside advisor’s role with the Compensation Committee is to provide independent advice and counsel. The Compensation Committee does not delegate authority to its outside advisor or to other parties.

During fiscal year 2008, the Compensation Committee solicited proposals from various compensation consultants to reevaluate its selection of an independent outside advisor. As a result of their solicitation and interview process, the Compensation Committee retained Watson Wyatt Worldwide, which we refer to as Watson Wyatt, as the Compensation Committee’s independent outside advisor. Watson Wyatt’s role as outside advisor is to review the analyses and recommendations prepared by the Compensation Committee and management and to provide alternative market data and guidance on policy development and administration. To maintain the independence of the outside advisor, management is not permitted to use Watson Wyatt without the prior approval of the Compensation Committee. Watson Wyatt and their predecessor, Mercer Human Resources Consulting, participated in Compensation Committee meetings during fiscal year 2008, reviewed materials in advance, and provided to the Compensation Committee additional data on market trends and overall compensation design.

During fiscal year 2008, the Compensation Committee also retained our independent auditor, Ernst & Young LLP, whom we refer to as Ernst & Young, to review management’s calculation of performance measures and the amount of the annual incentive awards to be given to our executive officers in order to report to the Compensation Committee whether such calculations were accurate and properly prepared. Ernst & Young’s role was limited to a review of management’s calculations, and did not involve an audit of the calculations or any components used in the calculations. Ernst & Young presented their report to the Compensation Committee, but did not attend any other Compensation Committee meetings.

Peer Group Analysis

The Compensation Committee utilizes compensation reports prepared by its outside advisor to aid in the determination of competitive levels of compensation for each of our executive officers. On an annual basis, the Compensation Committee determines the total compensation target for each of our executive officers. The Compensation Committee then sets the mix between the different components of compensation desired to achieve the total compensation target. From time to time, the Compensation Committee requests that its outside advisor benchmark the component totals to confirm that such amounts are within reason of our peer group.

During fiscal year 2008, the Compensation Committee requested that Watson Wyatt review and, if necessary, update our then-current peer group list. Watson Wyatt evaluated the peer group list and proposed changes to the list in order to better align our company with other companies with similar characteristics to us, particularly given the recent change in our size and structure after completing the sale of our non-tobacco operations. The Compensation Committee approved Watson Wyatt’s recommended list for use beginning with fiscal year 2009. The peer group list in place for fiscal year 2008, and the newly approved peer group list to be used beginning with fiscal year 2009, consist of the following companies:

Peer Group List - Fiscal Year 2008	Peer Group List - Fiscal Year 2009
Alliance One International, Inc., Corn Products International, Inc., Crompton Corporation, Flowers Foods, Inc., Hormel Foods Corporation, International Multifoods Corporation, Interstate Bakeries Corporation, Nash Finch Company, Performance Food Group Company, Seaboard Corporation, Smithfield Foods, Inc., and United Natural Foods, Inc.	Alliance One International, Inc., Chiquita Brands International, Inc., Coca-Cola Bottling Co. Consolidated, Corn Products International, Inc., Del Monte Foods Co., Flowers Foods, Inc., Lancaster Colony Corp., McCormick & Co., Inc., PepsiAmericas, Inc., Ralcorp Holdings, Inc., Seaboard Corporation, Seneca Foods Corp., and The J. M. Smucker Company

When we refer to the “market” we are referring to the peer group used during fiscal year 2008 or fiscal year 2009, as applicable.

Compensation Committee Activities in Fiscal Year 2008

In fiscal year 2008, in addition to selecting an independent outside advisor and approving an updated peer group, as previously discussed, the Compensation Committee reviewed the existing mix, form, and calibration of the executive compensation programs and confirmed its commitment to the principles and structure it followed during fiscal year 2007. In addition, the Compensation Committee modified components of some of those programs to reflect changes in the rules and regulations applicable to such components and to ensure that the components were in line with market medians. Some of the other significant actions the Compensation Committee undertook in fiscal year 2008 included:

•

Reaffirming its objective of setting total direct compensation (including base salary, annual cash incentive awards, and long-term equity awards) for our executives at levels competitive with the market median for executives in comparable positions at companies of comparable size, complexity, and operational characteristics;

•	Evaluating the mix of pay to ensure that the appropriate balance between base salary, annual cash incentives, and long-term performance-based award opportunities is maintained;

•

Benchmarking fiscal year 2009 compensation using the new peer group data to align compensation with the market, where appropriate, taking into consideration recent and impending changes in senior management;

•

Reviewing the performance targets and calibration ranges for economic profit and adjusted earnings per share to reflect current and anticipated business conditions and to ensure adequate performance stretch in the annual incentive plan goals;

•

Reaffirming stock-settled, stock appreciation rights, which we refer to as SARs, and restricted stock and restricted stock units are appropriate forms of long-term incentive awards, and determining that it was appropriate to award performance-based stock units as an additional form of long-term incentive award which, if earned, would be paid out in shares of Common Stock, which we refer to as Performance Shares;

•

Revising stock ownership guidelines to higher levels for all of our officers and the officers of our main operating subsidiary, Universal Leaf Tobacco Company, Incorporated, which we refer to as Universal Leaf, with a title of Senior Vice President or above, and monitoring our executive officers’ compliance with the guidelines;

•	Adopting stock ownership guidelines for the non-employee Directors; and

•

Adopting a “clawback” provision in our performance-based awards with respect to ethical misconduct or material restatements of financial results, in part to address the potential recovery or adjustment of awards in instances where the performance measures on which they were based are restated in a manner that would have decreased the amount of the award.

The Compensation Committee reports regularly to the Board of Directors on matters relating to the Compensation Committee’s responsibilities. In addition, the Compensation Committee follows regulatory and legislative developments and considers corporate governance best practices in performing its duties.

Stock Ownership Guidelines

The Compensation Committee believes it is important to align the interests of members of senior management with our shareholders. While the Compensation Committee considers this principle when determining the appropriate mix of base salary, annual cash incentive awards, and long-term equity awards, the Compensation Committee also established stock ownership guidelines that encourage the accumulation and retention of Common Stock.

During fiscal year 2008, the Compensation Committee revised existing share ownership guidelines to set new, higher target levels for our executives. The revised guidelines are expressed as a multiple of base salary, ranging from 2.5 to 6 times base salary. This new methodology provides for greater individualization of ownership guidelines. The guidelines work in concert with the long-term incentive plan and are intended to foster strong executive ownership of our Common Stock. The Compensation Committee believes that it is important to achieve and maintain these guideline amounts as minimum target levels of ownership. The Compensation Committee continues to review compliance with our stock ownership guidelines on an annual basis.

Prior to their revision, our share ownership guidelines required compliance within five years from the later of April 1, 2005 (the date the guidelines were adopted) or the date of the executive’s appointment to a qualifying position. When revising the guidelines, the Compensation Committee granted our executives one additional year to comply with the new guidelines, and certain executives were provided additional time because they received recent promotions that resulted in higher ownership targets. The revised guidelines apply to our named executive officers in the following manner:

Allen B. King	6 times salary
George C. Freeman, III	6 times salary
W. Keith Brewer	6 times salary
David C. Moore	5 times salary
Hartwell H. Roper	5 times salary

Only shares beneficially owned (as defined by the Securities and Exchange Commission’s rules and regulations) by our executive officers, excluding such executives’ stock options, Performance Shares, and SARs, but including the executive officers’ restricted stock and restricted stock unit awards (and corresponding dividend equivalent rights) are counted in determining compliance with the guidelines. As of June 17, 2008, one of our named executive officers had met or exceeded the guidelines. The guidelines no longer applied to Mr. King on that date because Mr. King previously retired, although Mr. King was in compliance with the guidelines at the time of his retirement. In addition, the Compensation Committee granted Mr. Roper the ability to hold less than his applicable guideline due to his impending retirement in August 2008. The remaining named executive officers were promoted to their current positions during fiscal year 2007 and fiscal year 2009, respectively, and we expect they will meet or exceed the applicable guidelines within the period of compliance.

In addition, the Compensation Committee adopted share ownership guidelines during fiscal year 2008 applicable to the non-employee Directors. The guidelines became effective for fiscal year 2009, and are set at three times the annual cash retainer the Directors receive. If the amount of the annual cash retainer changes in the future, the applicable share ownership requirement will automatically adjust proportionately with the change. Non-employee Directors have three years to comply with the share ownership guidelines. Additional information with respect to the non-employee Directors’ share ownership guidelines is set forth in “Non-Employee Director Stock Ownership Guidelines” on page 44 of this Proxy Statement.

Limitations on Deductibility of Compensation

Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Internal Revenue Code, generally disallows a tax deduction to public companies for compensation of more than $1 million paid in any year (not including amounts deferred) to a company’s chief executive officer and to the four other most highly compensated executive officers. The statute, however, exempts qualifying performance-based compensation from the deduction limit if certain requirements are met. In this regard, we have taken appropriate actions to maximize the deductibility of annual cash incentive awards, stock option grants, SARs, Performance Shares, restricted stock unit awards, and restricted stock grants. While our policy is generally to preserve corporate tax deductions by qualifying compensation over $1 million paid to executive officers as performance-based, the Compensation Committee may, from time to time, conclude that compensation arrangements are in our best interests and the best interests of our shareholders despite the fact that such arrangements might not, in whole or part, qualify for tax deductibility.

Clawback in the Event of Restatements or Ethical Misconduct

The Compensation Committee adopted a recoupment, or “clawback,” provision during fiscal year 2008 that is applicable to cash incentive awards, as well as performance-based equity awards, beginning with all such awards for fiscal year 2008. The purpose of the clawback provision is to authorize the potential recovery or adjustment of awards when the performance measures on which such awards were based are restated in a manner that would have decreased the amount of the award had the restated performance measure been used to calculate the original award or when the award is otherwise deemed inappropriate by the Committee due to the occurrence of certain stated events. In the event of a material restatement of our financial statements, we may seek recoupment of incentive compensation and equity awards paid under our incentive plans for all relevant performance periods. In addition, the Compensation Committee also has the discretion to reduce or eliminate an executive’s incentive compensation and equity awards or seek a recoupment of the same, in the event of ethical misconduct. The Compensation Committee will review all cash incentive payments, performance-based equity awards, and other performance-based awards that are made to current and former officers on the basis of having met or exceeded performance goals. Appropriate action will be taken after considering all factors and circumstances.

2007 Stock Incentive Plan

The Compensation Committee, and subsequently our shareholders at our 2007 Annual Meeting, approved and adopted a new stock incentive plan, which we call the Universal Corporation 2007 Stock Incentive Plan. This plan replaces our 2002 Executive Stock Plan. Although the 2007 Stock Incentive Plan is similar in many respects to the 2002 Executive Stock Plan, it has a number of significant differences. The 2007 Stock Incentive Plan:

•	includes performance measures for purposes of satisfying Section 162(m) of the Internal Revenue Code;

•	contains key changes to ensure future compliance with Section 409A of the Internal Revenue Code;

•	eliminates provisions from the 2002 Executive Stock Plan that are no longer market practice such as option reloads; and

•	provides more flexibility in the compensation process to the Compensation Committee by, for example, adding incentive award opportunities.

Components of Executive Compensation

The Compensation Committee has a specific mix of compensation components that it targets, with the intent to make each component of total direct compensation competitive with other companies of similar size and operational characteristics while also linking compensation to individual and corporate performance and encouraging stock ownership by senior management. The major components of our executive compensation program are the following:

•	Base salary. Base salary is intended to reflect the market value of an executive officer’s role and responsibility, with differentiation for individual capabilities and experience in their positions.

•

Annual cash incentive awards. Annual cash incentive awards in the form of market competitive, performance-based cash bonus, is designed to focus our executives on pre-set goals each year and to drive profitability, growth, and shareholder value.

•

Long-term equity participation. Long-term equity participation is designed to recognize executives for their contributions to the company, to highlight the strategic importance of each executive’s role, to promote retention, and to align the interests of management and shareholders in long-term growth and stock performance by rewarding executives for the creation of shareholder value.

•	Other benefits.

•	Retirement and other post-termination compensation.

The tables contained in this Proxy Statement set forth amounts for these components applicable to the following executives, who served in the following capacities at the end of fiscal year 2008: Allen B. King, our Chairman and Chief Executive Officer, George C. Freeman, III, our President, Hartwell H. Roper, our Vice President and Chief Financial Officer, David C. Moore, our Vice President and Chief Administrative Officer, and W. Keith Brewer, our Vice President. We refer to these five executives as our named executive officers. Mr. Freeman succeeded Mr. King as Chief Executive Officer upon Mr. King’s retirement on March 31, 2008. In addition, Mr. Moore will succeed Mr. Roper as Chief Financial Officer upon Mr. Roper’s retirement on August 31, 2008.

In determining executive compensation, the Compensation Committee reviews all components of the Chief Executive Officer’s and each named executive officer’s total compensation, including retirement benefits and the costs of all perquisites received to ensure such compensation meets the goals of the program. As a part of this review, the Compensation Committee considers corporate performance information, compensation survey data, the advice of its independent advisor, and the recommendations of management. The Compensation Committee also takes into consideration individual and overall company operating performance to ensure executive compensation reflects past performance as well as future potential and adequately differentiates between employees, based on the scope and complexity of the employee’s job position, market comparisons, individual performance and experience, and our ability to pay. The Chief Executive Officer’s performance is reviewed annually by the Compensation Committee prior to considering changes in base salary, annual cash incentive awards, long-term equity awards, and total direct compensation. The Chief Executive Officer’s performance is evaluated in light of company performance (as described in greater detail below) and non-financial goals and strategic objectives selected by the Compensation Committee. Based on its review, the Compensation Committee believes total compensation for each of the named executive officers is reasonable and not excessive.

In addition, the Compensation Committee evaluates the amount of compensation apportioned to base salary, annual cash incentive awards, and long-term equity participation, which we refer to as total direct opportunity compensation. The Compensation Committee sets target levels for each component of total direct opportunity compensation based on its desire to link compensation to individual and corporate performance and to ensure that a sufficient amount of compensation is performance-based or “at risk.” As an executive’s responsibilities increase, the portion of “at risk” total direct opportunity compensation for the executive increases as a percentage of total direct opportunity compensation. The Compensation Committee set the following target percentages for the components of our named executive officers’ total direct opportunity compensation for fiscal year 2009:

	Base Salary	Cash Incentive Award	Long-Term Equity Award	Total
Allen B. King	N/A	N/A	N/A	N/A
George C. Freeman, III	25%	25%	50%	100%
W. Keith Brewer	25%	25%	50%	100%
David C. Moore	30%	25%	45%	100%
Hartwell H. Roper	30%	25%	45%	100%

1. Base Salaries

The Compensation Committee approved the following base salaries for fiscal year 2008 and fiscal year 2009 for our named executive officers, which became effective April 1, 2007, and April 1, 2008, respectively:

	Fiscal Year 2007 Base Salary	Fiscal Year 2008 Base Salary	Percentage Increase 2007 to 2008	Fiscal Year 2009 Base Salary	Percentage Increase 2008 to 2009
	($)	($)	(%)	($)	(%)
Allen B. King	716,000	765,000	6.8	N/A	N/A
George C. Freeman, III	300,000	475,000	58.3	575,000	21.1
W. Keith Brewer	300,000	365,000	21.7	425,000	16.4
David C. Moore	260,000	300,000	15.4	335,000	11.7
Hartwell H. Roper	320,000	342,000	6.9	354,000	3.5

The fiscal year 2008 base salary levels for our executives were evaluated as part of a periodic assessment conducted by Mercer Consulting in fiscal year 2007. Fiscal year 2008 base salaries were determined in accordance with the responsibilities, skills, and experience of each executive, personal performance of the executive in light of individual levels of responsibility, and the competitiveness of the executive’s salary with the salaries of executives in our peer group. While the Compensation Committee considered each of these factors in their totality, the Compensation Committee did not assign a specific value to each factor. For purposes of assessing the competitiveness of salaries, the Compensation Committee reviewed compensation data for our peer group described above from its independent outside consultant to determine ranges of total compensation and the individual components of such compensation.

As part of the compensation setting process for fiscal year 2008, the Compensation Committee met periodically with Mr. King, our Chief Executive Officer, during fiscal year 2008, and reviewed company performance as well as that of our Chief Executive Officer for fiscal year 2007. Our Chief Executive Officer’s fiscal year 2008 base salary represented an annualized increase of approximately 6.8% compared to base salary determined on April 1, 2006, after a thorough review and evaluation by the Compensation Committee of the competitiveness of Mr. King’s salary and total cash compensation with those of other chief executive officers at comparable companies. The Compensation Committee believed this base amount was appropriate and not excessive when viewed in context with chief executive officer compensation for the peer group. Fiscal year 2008 salary increases applicable to the other named executive officers, after adjustments for mid-year promotions for certain executives and the phase-out of our car allowance, averaged approximately 25.6% above fiscal year 2007 levels.

With Mr. King’s retirement as Chief Executive Officer at the end of fiscal year 2008, and Mr. Freeman’s appointment to Chief Executive Officer at the beginning of fiscal year 2009, the Compensation Committee evaluated Mr. Freeman’s compensation level, considering the average base salaries of the chief executive officers at the companies included in the peer group approved for fiscal year 2009. The Compensation Committee also considered the progress we made during fiscal year 2008 towards restoring our profitability to prior levels, reducing our debt levels, and the further strengthening of our balance sheet during the fiscal year. The Compensation Committee determined that Mr. Freeman’s fiscal year 2008 base salary was below the appropriate level of base salary compensation for the Chief Executive Officer position in fiscal year 2009. Consequently, the Compensation Committee increased Mr. Freeman’s base salary compensation to $575,000 for fiscal year 2009, which represents an annualized increase of 21.1% over his 2008 base salary. In addition, prior to fiscal year 2009, the Compensation Committee evaluated base salary levels for our other named executive officers as part of the Compensation Committee’s routine annual assessment. The Compensation Committee completed its review and approved the fiscal year 2009 base salaries for our named executive officers based on the responsibilities of each named executive officer, personal performance of the named executive officer in light of individual levels of responsibility, and the competitiveness of the named executive officer’s salary with the salaries of executives in comparable positions at companies in our peer group.

The Compensation Committee considered the promotion of Mr. Freeman to Chief Executive Officer, Mr. Brewer to Vice President, and the upcoming promotion this fiscal year of Mr. D. Moore to Chief Financial Officer upon Mr. Roper’s retirement, when it reviewed fiscal year 2009 salary recommendations. In similar situations, significant increases to compensation are often necessary to ensure that the promoted executive’s compensation is comparable to that of similarly situated executives at companies in our peer group. The Compensation Committee, in consultation with Watson Wyatt, determined that an appropriate method to address compensation for significant promotions is to phase in the corresponding increase in compensation over a three-year period following promotion. The Compensation Committee adopted this approach in connection with its approval of the fiscal year 2009 base salaries.

2. Annual Cash Incentives

The Universal Leaf Tobacco Company, Incorporated Management Performance Plan, which we refer to as the Incentive Plan, provides that key managerial employees, including our named executive officers, may receive annual cash incentive awards that vary from year to year based upon corporate and individual performance. The purpose of annual cash incentive awards is to drive our key employees to maximize shareholder value and to provide a means for recognizing individual contribution to our overall results. The cash incentive awards earned for fiscal year 2008 by our named executive officers were approved by the Compensation Committee on May 28, 2008, and are set forth in Column (g), “Non-Equity Incentive Plan Compensation”, in the Summary Compensation Table on page 26 of this Proxy Statement.

Annual cash incentive payments are paid based on the company’s achievements against pre-established performance metrics as set by the Compensation Committee. The annual cash incentive awards to our named executive officers in fiscal year 2008 were based 50% on the generation of economic profit and 50% on the generation of adjusted earnings per share. We use economic profit and adjusted earnings per share, as these performance measures strongly encourage capital discipline and better investment decisions and lead to enhanced cash flow. The Compensation Committee also believes that these measures are representative of our overall performance, and they provide transparency to investors and enable period-to-period comparability of financial performance. For purposes of the Incentive Plan, we define economic profit as consolidated earnings before interest and taxes after certain adjustments, minus a capital charge equal to the weighted average cost of capital times average funds employed, and we define adjusted earnings per share as the fully-diluted earnings per share of Common Stock, adjusted to exclude extraordinary gains and losses and annual cash incentive award accruals under the Incentive Plan. Economic profit and adjusted earnings per share should not be considered as alternatives to net income or earnings per share determined in accordance with accounting principles generally accepted in the United States.

The executive officers who participate in the Incentive Plan are eligible to receive an annual cash incentive award equal to a percentage of their base salary in the event certain threshold levels are met for economic profit and adjusted earnings per share. The following table sets forth the threshold and target levels for the economic profit and adjusted earnings per share metrics that were applicable for fiscal year 2008 awards:

	Threshold Level		Target Level	Maximum Level	Fiscal Year 2008 Results
Economic Profit	$(10 million	)	$10 million	$53 million	$37.6 million
Adjusted Earnings Per Share	$2.50 per share		$3.50 per share	$4.825 per share	$4.07 per share

Each executive officer participating in the Incentive Plan is eligible to receive a cash incentive award based on a percentage of his or her base salary, which we call the target bonus opportunity percentage. The target bonus opportunity percentage for each executive officer, except the Chief Executive Officer, is initially set by our Chief Executive Officer, and is based on the executive officer’s experience in their present position and their job responsibilities. Our Chief Executive Officer submits the recommended target bonus opportunity percentages to the Compensation Committee for their review and approval each year. For our Chief Executive Officer, the Compensation Committee determines the target bonus opportunity percentage. The Compensation Committee also reviews its outside advisor’s compensation data for our peer group when evaluating the recommended target bonus opportunity percentages.

Each year, the Compensation Committee approves percent-of-target performance tables for each performance measure. As company performance deviates from targeted performance, the percentages in the tables increase or decrease at an accelerated rate. Once the economic profit and adjusted earnings per share performance measures have been calculated for the applicable fiscal year, the Compensation Committee compares the calculated performance to the preapproved tables to determine what percentage to apply to the executives’ target bonus opportunity amounts. The Compensation Committee applies the resulting percentage to the target bonus opportunity amount to determine the annual cash incentive award each executive is eligible to receive. During fiscal year 2008, the Compensation Committee adopted limits applicable to annual cash incentive awards, beginning with the incentive awards to be paid for fiscal year 2008 performance, whereby the incentive awards were capped at two times the target bonus opportunity percentage for each criteria, regardless of how much the company’s performance exceeded the target level for either criteria. In addition, the Compensation Committee reserves the right to exercise negative discretion in adjusting any incentive awards, but the Compensation Committee has no discretion to increase the awards.

Using Mr. King as an example, we improved economic profit and adjusted earnings per share during fiscal year 2008, with economic profit and adjusted earnings per share both exceeding the threshold and the target levels. The economic profit and adjusted earnings per share performance measures for the year corresponded to 146.19% on the Compensation Committee’s preapproved table. Mr. King’s cash incentive award for fiscal year 2008 was, therefore, 146.19% of his target bonus opportunity amount, or $1,118,400.

The following table lists the target bonus opportunity percentages, the target bonus opportunity amounts, the maximum bonus opportunity amounts, and the actual cash incentive awards for fiscal year 2008 for our named executive officers:

	Target Bonus Opportunity Percentage	Target Bonus Opportunity Amount	Maximum Bonus Opportunity	Actual 2008 Bonus Paid
	(%)	($)	($)	($)
Allen B. King	100	765,000	1,530,000	1,118,400
George C. Freeman, III	100	475,000	950,000	694,400
W. Keith Brewer	100	365,000	730,000	533,600
David C. Moore	83	250,000	500,000	365,500
Hartwell H. Roper	83	285,000	570,000	416,600

On May 28, 2008, the Compensation Committee established the performance measures applicable for the annual cash incentive awards to be awarded for fiscal year 2009. The Compensation Committee reconfirmed its use of adjusted earnings per share and economic profit as the appropriate performance measures for the fiscal year 2009 cash incentive awards.

3. Long-Term Equity Participation

The Compensation Committee administers Universal Corporation’s 1997, and 2002 Executive Stock Plans, and the 2007 Stock Incentive Plan, pursuant to which it has granted to key executive officers SARs, restricted stock units, Performance Shares, and options to purchase shares of our Common Stock, based upon a determination of competitive aggregate compensation levels. The primary objectives of issuing such equity awards have been to encourage significant ownership of Common Stock by management and to provide long-term financial incentives linked directly to market performance of our Common Stock. The Compensation Committee believes that significant ownership of Common Stock by senior management is the optimal method to align the interests of management and the shareholders, and our stock incentive program is effectively designed to further this objective.

With the exception of new hires, long-term incentives are awarded annually on a day between two and twelve business days following the public release of our annual earnings. This timing was selected by the Compensation Committee because it enables us to consider the prior year performance of the company and the participants and our expectations for the next performance period, while also guaranteeing that normal awards will be made after we publicly disclose our performance for the year. The awards also are made as early as practicable in our fiscal year in order to maximize the time-period for the incentives associated with the awards. The Compensation Committee’s schedule is determined between six and twelve months in advance, and the proximity of any awards to market events other than earnings announcements is coincidental.

Executive long-term equity participation has historically been in the form of non-qualified stock option grants. In fiscal year 2006, the Compensation Committee re-evaluated the form of its long-term incentive awards, and selected SARs and restricted stock units as the preferred forms of long-term equity participation. The switch to SARs was due in large part to cost efficiencies when we adopted Statement of Financial Accounting Standards No. 123R, which we refer to as FAS 123R. Restricted stock units were used as a cost-effective addition to the compensation mix because such awards did not require the issuance of Common Stock until vesting.

In fiscal year 2008, the Compensation Committee consulted with Watson Wyatt and approved the addition of Performance Shares to the existing mix of long-term equity awards for use in fiscal year 2009. The addition of Performance Shares places greater emphasis on our long-term financial performance, and subjects a higher percentage of the long-term incentive awards to risk based on such performance. The addition of Performance Shares is intended to focus greater attention and rewards on the key underlying drivers of shareholder value. Performance Shares will be granted annually, with overlapping multi-year performance cycles. Performance Shares vest on the last day of the performance period selected by the Compensation Committee, and are earned and paid out based on the Company’s achievement of certain performance measures selected by the Compensation Committee. Similar to Incentive Plan awards, as the actual performance exceeds the performance measure threshold selected by the Compensation Committee, the amount of Performance Share payout increases, with 100% payout occurring if performance reaches a target level set by the Compensation Committee. Payout can exceed 100% if the performance exceeds the target level, but it is capped at a maximum of 150%. At the time of vesting, the vested Performance Shares are payable in shares of Common Stock. On May 28, 2008, the Compensation Committee selected average adjusted earnings per share as the appropriate criterion for use with Performance Shares issued during fiscal year 2009 and set the performance period at three fiscal years, beginning with the fiscal year 2009, which began April 1, 2008. Adjusted earnings per share is calculated in the same manner as it is with Incentive Plan awards.

The Compensation Committee, after consulting with its outside advisor, reaffirmed that a portion of our executive officers’ total compensation should be paid in equity awards through our long-term incentive plans. For fiscal year 2008 long-term equity awards, the Compensation Committee reaffirmed its decision that 50% of the target value of the equity awards should consist of SARs and the remaining 50% of this value should consist of restricted stock units. The Compensation Committee used the 50/50 mix of SARs and restricted stock units because it believes that such mix represents the appropriate balance for our company in rewarding stock appreciation and relative shareholder return. In order to allocate compensation between the two forms of equity participation, the Compensation Committee values restricted stock unit awards at the fair market value on the date of grant of the equivalent number of shares of Common Stock. All restricted stock units are awarded with five-year cliff vesting, and earn dividend equivalent units during such period. In addition, our named executive officers have additional vesting restrictions or holding period requirements on their restricted stock unit awards in order to preserve deductibility under Section 162(m) of the Internal Revenue Code. The Compensation Committee values SARs as equal to 25% of the value of our Common Stock based on a Black-Scholes valuation method. All SARs have a three-year vesting period, with one third of the amount awarded vesting on each annual anniversary of the date of grant.

For fiscal year 2009, the Compensation Committee determined that one-third of the target value of the equity awards should consist of SARs, one-third should consist of Performance Shares, and the remaining one-third should consist of restricted stock units. The Compensation Committee used an equal mix of SARs, Performance Shares, and restricted stock units because it believes that such mix represents the appropriate balance for our company in rewarding stock appreciation and relative shareholder return, while also placing sufficient emphasis on our overall financial performance. In order to allocate compensation between the three forms of equity participation, the Compensation Committee uses the same valuation methodology for restricted stock unit awards and SARs as it previously used. The Compensation Committee values Performance Shares at the fair market value on the date of grant of the equivalent number of shares of Common Stock. As described above, Performance Shares vest on the last day of the selected performance period, and are earned and paid out based on the degree to which our financial performance exceeds a threshold level set by the Compensation Committee.

We have historically assigned an initial value to stock options granted by our Compensation Committee equal to the closing price of a share of our Common Stock as quoted on the New York Stock Exchange on the first business day following the date the stock options were granted by the Compensation Committee. This process was followed with the first set of SARs we issued, in June 2006. The Compensation Committee changed this process, starting with the May 24, 2007, SAR awards, by assigning an initial value to a SAR equal to the closing price of a share of our Common Stock as quoted on the New York Stock Exchange on the date the SAR is granted by the Compensation Committee. The exercise price for SARs is the closing price of a share of our Common Stock as quoted on the New York Stock Exchange on the date the SAR is exercised, except for the June 2006 SAR awards for which we used the closing price of a share of our Common Stock as quoted on the New York Stock Exchange on the day before exercise. When SARs become exercisable, they may be exercised on a date specified by the executive in writing to our Secretary or, if no date is specified, then (a) the date of receipt of the executive’s notice of exercise if our Secretary receives the notice by 2:00 p.m. Eastern, or (b) the first business day following receipt of the executive’s notice of exercise if the executive’s notice is received by our Secretary after 2:00 p.m. Eastern. Such written notices may only be given to our Secretary during one of our trading windows.

On May 24, 2007, the Compensation Committee granted SARs and restricted stock units to key executives pursuant to the 2002 Executive Stock Plan. The Compensation Committee granted 272,800 SARs and 68,200 restricted stock units to 21 executives, including the named executive officers. Fiscal year 2008 equity participation awards for each of our named executive officers is set forth in the “Grants of Plan-Based Awards” table on page 29 of this Proxy Statement. On May 28, 2008, the Compensation Committee granted Performance Shares, SARs, and restricted stock units to key executives pursuant to the 2007 Stock Incentive Plan. The Compensation Committee granted 31,600 Performance Shares, 132,000 SARs, and 36,500 restricted stock units to 20 executives. The number of SARs, Performance Shares, and restricted stock units granted to our named executive officers on May 28, 2008, were as follows:

	Performance Shares	SARs	Restricted Stock Units
Allen B. King(1)	0	0	0
George C. Freeman, III	6,050	24,200	6,050
W. Keith Brewer	4,450	17,800	4,450
David C. Moore	2,650	10,600	2,650
Hartwell H. Roper(1)	0	0	3,500

(1)	The Compensation Committee did not award performance shares or SARs to Messrs. King and Roper due to Mr. King’s retirement on March 31, 2008, and Mr. Roper’s upcoming retirement on August 31, 2008.

SARs awarded during fiscal year 2007 may be exercised by retiring executives after retirement during the remainder of the period preceding the stated expiration date of the SARs. The Compensation Committee reconsidered this provision with respect to SARs awards for fiscal year 2008. Beginning with the fiscal year 2008 SARs awards, retiring executives have been given the ability to exercise their SARs during the remainder of the period preceding the stated expiration date of the SARs or 36 months, whichever is shorter. The Compensation Committee shortened the post-retirement exercise period in order to set a reasonable time frame for exercising awards considering the period during which retiring executives’ efforts may have resulted in an impact on stock price.

4. Other Benefits

The Compensation Committee believes employee benefits are an essential component of our competitive total compensation package. These benefits are designed to attract and retain our employees. The named executive officers may participate in the same benefit plans as our salaried employees, which include health and dental insurance, long-term disability insurance, and our 401(k) savings plan. Our 401(k) savings plan includes a defined company match component, and we have disclosed all company matches for our named executive officers in Column (i), “All Other Compensation”, in the Summary Compensation Table, and separately disclosed each amount in Footnote 6 to that table on page 27 of this Proxy Statement.

In addition, we provide certain other benefits to our executives, including our named executive officers. The Compensation Committee believes these other benefits provide security for current and future needs of the executives and their families and therefore assist in attracting and retaining them. These other benefits are structured to be within the competitive range relative to our peer group. In general, we do not provide our executives with many of the types of perquisites that other companies offer their executives, and the Compensation Committee re-evaluates the types of perquisites that we offer. For example, we discontinued car allowances and executive preventative health evaluations, and we sold our corporate aircraft, and therefore no such perquisites were offered to our executives in fiscal year 2008. The additional benefits we provide or have provided to some of our executives during fiscal year 2008 consist of the following and are included in the amounts set forth in Column (i), “All Other Compensation”, in the Summary Compensation Table, and separately disclosed in Footnote 6 to that table on page 27 of this Proxy Statement: executive insurance program, financial planning and tax preparation services, tax equalization with respect to overseas assignments, and relocation assistance.

5. Retirement and Post-Termination Compensation

Our named executive officers are covered by a defined benefit retirement plan, a supplemental retirement plan, deferred income plans, and a 401(k) savings plan. They also have change-in-control Employment Agreements addressing a change of control in our company. These items are defined and summarized below. Additional details, and all amounts earned by our named executive officers or contributed by the company to our named executive officers through those benefits, are disclosed in this Proxy Statement where noted below.

A. Defined Benefit Retirement Plan

Our salaried employees, including our named executive officers, participate in a defined benefit retirement plan, the Employees’ Retirement Plan of Universal Leaf Tobacco Company, Incorporated and Designated Affiliated Companies, which we refer to as the Pension Plan. The Pension Plan is a company-funded, qualified plan under the Internal Revenue Code, with the purpose of providing a fixed benefit for the life of the participant (and/or the spouse if the joint and survivor option is elected) beginning at the time of the participant’s retirement or termination. The Pension Plan also has survivor benefits for participants’ spouses. The Pension Plan benefit under normal retirement circumstances is a percentage of the participant’s average compensation, multiplied by the participant’s credited years of service under the Pension Plan. Average compensation is calculated by taking the highest average of annual salary and annual cash incentive awards for any three consecutive calendar-year periods during the participant’s participation in the Pension Plan. The normal retirement benefit under the Pension Plan is calculated as follows:

Base Benefit:	Designated Percentage of Average Compensation	Multiplied by	All years of service

PLUS

Excess Benefit:	Designated Percentage of Average Compensation less Covered Compensation	Multiplied by	Participant’s first 35 years of service

Covered compensation, for purposes of the excess benefit, is defined as the average of the Social Security Taxable Wage Base for the 35 calendar-year period ending in the year preceding the executive’s normal retirement age under the Social Security Act.

Benefits are paid as a straight life annuity for the participant’s lifetime for a single participant, or a 50% joint and survivor annuity, if elected, for married participants for their joint lifetime. Benefits are normally payable when the participant reaches age 65; however, participants may begin receiving early retirement benefits when they reach age 55 with at least 5 years of service. The early retirement benefit is reduced based on the participant’s age and years of service.

Further detail regarding the Pension Plan and disclosure of the estimated value of pension benefits for our named executive officers is set forth in the “Pension Benefits” table and related footnotes beginning on page 32 of this Proxy Statement.

B. Benefit Restoration Plan

To the extent benefits payable to our employees at retirement pursuant to the Pension Plan exceed amounts that may be payable under applicable provisions of the Internal Revenue Code, such benefits will be paid under our supplemental retirement plan called the Universal Leaf Tobacco Company, Incorporated 1996 Benefit Restoration Plan, which we refer to as the Benefit Restoration Plan. The Benefit Restoration Plan is a non-qualified defined benefit pension plan that provides eligible individuals the difference between the benefits they would actually accrue under the Pension Plan but for the maximum benefit limitations and the limitation on compensation pursuant to the Internal Revenue Code that may be recognized under the Pension Plan and deferrals of their compensation under DIP II, which is defined and discussed below. Benefits under the Benefit Restoration Plan are paid in one lump sum payment at retirement, and benefits under DIP II are paid out at or after retirement in accordance with the election option chosen by a participant prior to deferral. The purpose of the Benefit Restoration Plan is not to provide employees with additional benefits, but to ensure that our employees who earn more than the amounts set forth in the Internal Revenue Code for maximum benefit limitations receive a proportionately equivalent retirement benefit to our other salaried employees participating in the Pension Plan. We maintain the Pension Plan and Benefit Restoration Plan to ensure an overall competitive compensation and benefits offering and to attract and retain top talent. Our Compensation Committee believes it is essential that our overall compensation and benefits, including retirement benefits, be competitive in the market.

Certain participants in the Benefit Restoration Plan, including our named executive officers, entered into agreements with Universal Leaf providing for taxable cash compensation payments to be made by Universal Leaf to the participant to partially fund their Benefit Restoration Plan payment upon retirement. Under such agreements, the participant directs Universal Leaf to deposit the payments on behalf of the participant directly into an irrevocable trust established by the participant for this purpose. Funding is calculated to equal 85% of the Benefit Restoration Plan benefit to guard against overfunding. The agreements allow participants to withdraw current contributions deposited by us from their individual trusts; provided any such withdrawal occurs within ten business days after Universal Leaf makes the deposit. The agreements permit Universal Leaf to fund the trusts on a discretionary basis. On December 29, 2006, we amended the agreements with the Benefit Restoration Plan participants, including our named executive officers. We amended the agreements in order to permit the funding of vested and accrued Benefit Restoration Plan benefits in accordance with Section 409A of the Internal Revenue Code, which allows us to fund benefits under a fixed, non-discretionary formula. At retirement, the after-tax balance from each of the participants’ agreements is used to offset the after-tax lump sum benefit payable to a participant under the Benefit Restoration Plan.

The retirement benefit under the Benefit Restoration Plan is paid in a lump sum. Like the Pension Plan, the benefit payable under the Benefit Restoration Plan normally is distributed when the participant reaches age 65. Participants may receive an early distribution of their retirement benefit when they reach age 55 with at least 5 years of service, but such early retirement benefit is reduced based on the participant’s age and years of service. Participants may elect to retire and receive an early distribution of their retirement benefit without reduction when they reach age 60 and have at least 25 years of service.

Section 409A of the Internal Revenue Code limits the ability of an employer to fund deferred benefits on a discretionary basis. The amended agreements we have with our named executive officers allow Universal Leaf to make an annual payment to the participant’s trust based on the additional benefit accrued for the participant under the Benefit Restoration Plan for the previous calendar year. Universal Leaf may, at its discretion, elect to make such payments or it may notify the participant prior to the beginning of a calendar year that no such payment will be made for the upcoming year. If Universal Leaf elects to make an annual payment, the amended agreement establishes a fixed-funding formula to determine the specific non-discretionary amount of the annual contributions. During fiscal year 2008, we deposited the following amounts, less applicable taxes, in individual trusts for our named executive officers with respect to the present value of projected benefits expected to be earned through December 31, 2007, under the Benefit Restoration Plan: Mr. King, $222,838; Mr. Freeman, $49,611; Mr. Brewer, $101,096; Mr. D. Moore, $87,932; and Mr. Roper, $44,831.

C. Deferred Income Plans

We offer all salaried employees, including our named executive officers, the opportunity to participate in the Employees’ 401(k) Savings Plan of Universal Leaf Tobacco Company, Incorporated and Designated Affiliated Companies, which we refer to as the 401(k) Plan. Participants can contribute percentages on a monthly basis up to 100% of total compensation excluding annual cash incentive awards, subject to statutory limitations. We match the monthly contributions up to 5% on a monthly basis, subject to a calendar year contribution limit of $11,500. The company match becomes vested after the participant completes three years of service. All of our named executive officers participated in the 401(k) Plan in fiscal year 2008.

In addition, we have two nonqualified deferred compensation plans available to certain of our executives: the Universal Leaf Tobacco Company, Incorporated Deferred Income Plan of 1986, which we refer to as DIP I, and the Universal Leaf Tobacco Company, Incorporated Deferred Income Plan of 1994, which we refer to as DIP II. The plans are designed to permit participants to accumulate additional income for retirement and other personal financial goals through the deferral of their annual cash incentive award and portions of their salary, as more fully described in the narrative to the table entitled “Nonqualified Deferred Compensation” on page 34 of this Proxy Statement. Deferred compensation arrangements are common executive programs, and we believe that these arrangements help us in the recruitment and retention of executive talent for which we are competing.

Participants in DIP I entered into agreements in which they deferred specified amounts from the annual cash incentive awards they received that year. Pursuant to the agreements, those executives received pre-retirement payments equaling four times the total amount deferred. In addition, when the participating executives reach the age of 65 they will receive fixed monthly payments for 15 years starting July 1 of the year after they reach such age. Only two of our named executive officers, Messrs. King and Roper, participated in DIP I. No deferrals have been made into DIP I since 1990.

DIP II is a non-qualified savings plan, with eligibility based on a participant’s position in the Company and certain of its subsidiaries. Under DIP II, each participant elects to make contributions through the deferral of up to 50% of their salary, and up to 100% of their annual incentive award. DIP II is unfunded and unsecured by us and provides the participants a variety of investment options from which to choose. These options are selected by the Pension Investment Committee of the Board of Directors. Mr. Freeman was the only named executive officer who deferred income in DIP II in fiscal year 2008.

D. Change of Control Agreements

We do not offer severance agreements to our named executive officers, nor have we offered them agreements for employment with our company. However, to ensure that we will have the continued dedicated service of certain executives (including our named executive officers) notwithstanding the possibility, threat, or occurrence of a change of control, we have change of control employment agreements, which we call Employment Agreements. The Compensation Committee believes that the Employment Agreements serve the best interests of Universal Corporation and our shareholders by ensuring that if a hostile or friendly change in control is ever under consideration, our executives are able to perform their duties and responsibilities and advise the Board of Directors about the potential transaction in the best interests of shareholders, without being unduly influenced by the distracting uncertainty and risk associated with a change of control, such as fear of the economic consequences of losing their jobs as a result of a change in control.

A “change of control” is defined in the Employment Agreements, and is generally deemed to have occurred if:

•	any individual, entity, or group acquires 20% or more of either the outstanding shares of our Common Stock or the combined voting power of our outstanding voting securities;

•	a majority of our Directors are replaced;

•

we reorganize, merge, consolidate, or sell all or substantially all of our assets except for certain situations in which control of outstanding shares of Common Stock or outstanding voting securities is maintained; or

•	our shareholders approve a complete liquidation or dissolution of Universal Corporation.

During fiscal year 2007 we replaced all existing Employment Agreements with new Employment Agreements. The 2007 Employment Agreements are similar to the original Employment Agreements but have a number of significant differences intended to reduce potential cost and eliminate outdated concepts. Our Compensation Committee believes these changes were in the best interests of Universal Corporation and our shareholders and they adequately protect the legitimate interests of our named executive officers in employment security without unduly burdening us or reducing shareholder value.

The 2007 Employment Agreements:

•	do not contain any obligation to gross-up severance payments for potential excise taxes incurred by the executive officer;

•

contain a “double trigger” instead of a “single trigger,” meaning that payments are not made until there is a change of control and the executive officer is effectively terminated within three years of the change of control (under our prior Employment Agreements, payment could be triggered at the executive’s option);

•	contain non-competition and non-solicitation clauses; and

•	contain certain administrative elements intended to address the requirements of Section 409A of the Internal Revenue Code applicable to deferred compensation.

The terms and conditions in the Employment Agreements are identical for each executive officer who has such an agreement. Our Employment Agreements provide that the executive officer will have generally the same authority, duties, and responsibilities during the three years after a change of control of Universal Corporation or until the executive officer’s normal retirement at age 65 (if earlier), as such executive officer did immediately prior to the change of control. Each Employment Agreement also provides for the payment, during such period, of an annual base salary and annual cash incentive award at least at the same levels as prior to the change of control. Each executive officer will also participate at least at the same levels in incentive, savings and retirement plans, and welfare benefit plans as were offered prior to the change of control.

Each Employment Agreement provides benefits in the event of the executive’s death or disability, or in the event the executive’s employment is terminated for “cause” or for “good reason.” If the executive officer is terminated other than for cause, death, or disability within three years after a change of control, or if the executive officer terminates his employment for good reason within such three-year period, the executive officer is entitled to receive certain severance benefits. Severance benefits include a lump sum severance payment based on an amount equal to 2.99 times the sum of his annual base salary and the higher of such executive officer’s most recent targeted bonus opportunity under our cash incentive plan and such executive officer’s prior year’s annual cash incentive award. This payment will be made in full if the date of termination of employment is more than three years prior to the executive officer’s normal retirement at age 65, and it will be prorated if such period is less than three years. There will be no such payment if the executive officer has reached normal retirement. Severance benefits also include certain other payments and benefits, including continuation of benefits under retirement plans, continuation of employee welfare benefits, and outplacement services for the executive officer up to a maximum amount of $10,000. The Employment Agreements are described in more detail below in the section entitled “Potential Payments upon Termination or Change of Control” beginning on page 35 of this Proxy Statement.

REPORT OF THE EXECUTIVE COMPENSATION,

NOMINATING, AND CORPORATE GOVERNANCE COMMITTEE

We have reviewed and discussed the Compensation Discussion and Analysis section of this Proxy Statement with management. Based on that review and discussion, we have recommended to the Board of Directors that the Compensation Discussion and Analysis section be included in this Proxy Statement.

THE EXECUTIVE COMPENSATION, NOMINATING, AND CORPORATE GOVERNANCE COMMITTEE

Jeremiah J. Sheehan, Chairman
Joseph C. Farrell
Charles H. Foster, Jr.
Hubert R. Stallard

June 10, 2008

COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

None of the members of the Compensation Committee during fiscal year 2008 or as of the date of this Proxy Statement is or has been a Universal officer or employee and none of our executive officers served on the compensation committee or board of any company that employed any member of our Compensation Committee or Board of Directors.

EXECUTIVE COMPENSATION

The individuals named below include the Chairman and Chief Executive Officer, the Chief Financial Officer, and the other named executive officers as of March 31, 2008. Information relating to total compensation is provided for the fiscal years ended March 31, 2007 and 2008.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Fiscal Year	Salary(1)	Stock Awards(2)	Option Awards(2)	Non-Equity Incentive Plan Compensation(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(4),(5)	All Other Compensation(6)	Total
		($)	($)	($)	($)	($)	($)	($)
(a)	(b)	(c)	(e)	(f)	(g)	(h)	(i)	(j)

Allen B. King Chairman and Chief Executive Officer	2008	756,125	900,704	1,256,408	1,118,400	646,804	97,412	4,775,853
	2007	719,375	852,163	567,539	427,600	229,586	142,488	2,938,751

George C. Freeman, III President	2008	463,950	144,994	290,382	694,400	115,316	45,834	1,754,876
	2007	332,700	50,124	69,366	265,500	28,010	39,613	785,313

W. Keith Brewer Vice President	2008	351,450	111,575	222,091	533,600	295,812	43,566	1,558,094
	2007	302,700	38,820	52,027	204,000	354,844	122,249	1,074,640

David C. Moore Vice President and Chief Administrative Officer	2008	292,700	100,799	148,507	365,500	280,421	287,638	1,475,565
	2007	262,700	36,071	52,027	139,800	35,012	60,423	586,033

Hartwell H. Roper Vice President and Chief Financial Officer	2008	339,200	333,830	251,808	416,600	345,776	50,316	1,737,530
	2007	322,700	214,227	141,884	159,300	278,599	58,298	1,175,008

(1)

Salary amounts include cash compensation earned by each named executive officer during fiscal years 2007 and 2008, as well as any amounts earned in fiscal years 2007 and 2008 but contributed into the 401(k) Plan and/or deferred at the election of the named executive officer into our deferred compensation program. For a discussion of the deferred compensation program and amounts deferred by the named executive officers in fiscal year 2008, including earnings on amounts deferred, please see “Nonqualified Deferred Compensation” beginning on page 34 of this Proxy Statement.

(2)

The amounts represent the expense we recognized in fiscal years 2007 and 2008 for financial statement reporting purposes in accordance with FAS 123R (excluding estimates for forfeitures related to service-based vesting conditions) and, accordingly, include amounts from awards granted in and prior to fiscal years 2007 and 2008. These amounts reflect our accounting expense for these awards, and do not correspond to the actual cash value that will be recognized by each of the named executive officers when received. Assumptions used in the calculation of these award amounts are included in Notes 1 and 12 to the consolidated financial statements included in our Annual Reports on Form 10-K for the years ended March 31, 2007 and 2008, respectively, and incorporated by reference into this Proxy Statement. Beginning in fiscal year 2007, fair value expense for stock-based compensation was recognized ratably over the period from grant date to the earlier of (a) the vesting date of the award, or (b) the date the grantee is eligible to retire without forfeiting the award. For employees who are already eligible to retire at the date an award is granted, the total fair value of the award is recognized as expense at the date of grant. Messrs. King and Roper were eligible to retire at the date their SARs and restricted stock units were awarded. Information on individual equity awards granted to the named executive officers in fiscal year 2008 is set forth in the section entitled “Grants of Plan-Based Awards” on page 29 of this Proxy Statement.

(3)

The amounts represent cash awards to the named executive officers under our performance-based annual cash incentive plan for fiscal years 2007 and 2008, which is discussed in the section entitled “Annual Cash Incentives” beginning on page 19 of this Proxy Statement. While such amounts were earned for fiscal year 2007 and fiscal year 2008 performance, they were not paid to the named executive officers until June 8, 2007, and June 10, 2008, respectively.

(4)

The amounts represent (i) the actuarial increases in the present values of the named executive officers’ benefits under our pension plans during fiscal years 2007 and 2008 determined using interest rate and mortality rate assumptions consistent with those used in our financial statements and (ii) interest accrued to participants’ accounts under DIP I to the extent such interest exceeded 120% of the applicable federal long-term rate under Internal Revenue Code Section 1274(d). For all named executive officers except Messrs. King and Roper, the amounts only reflect changes in pension value because they had no above market interest earnings for fiscal years 2007 and 2008. The amount reported for Mr. King for fiscal year 2007 includes $222,693 as the change in pension value and $6,893 as the above market interest earned on his DIP I account. The amount reported for Mr. King for fiscal year 2008 includes $638,601 as the change in pension value and $8,203 as the above market interest earned on his DIP I account. The amount reported for Mr. Roper for fiscal year 2007 includes $273,052 as the change in pension value and $5,547 as the above market interest earned on his DIP I account. The amount reported for Mr. Roper for fiscal year 2008 includes $339,175 as the change in pension value and $6,601 as the above market interest earned on his DIP I account. For additional information on our pension plans, please see the section entitled “Retirement and Post-Termination Compensation” on page 22 of this Proxy Statement and the tables entitled “Pension Benefits” on page 32 of this Proxy Statement and “Nonqualified Deferred Compensation” on page 34 of this Proxy Statement. For a full description of the pension plan assumptions used by us for financial reporting purposes, see Note 10 to our consolidated financial statements, which is included in our Annual Reports on Form 10-K for the years ended March 31, 2007 and 2008, respectively, and incorporated by reference into this Proxy Statement.

(5)

We provide funding payments, less applicable tax withholding, that are used for individual trusts for covered officers with vested accrued benefits under the Benefit Restoration Plan. These amounts are not included in the Summary Compensation Table because they do not represent compensation or earnings to the named executive officers. Instead, these amounts offset benefits otherwise payable by us at the named executive officers’ retirement so they are not intended to increase total promised benefits to a named executive officer. Pursuant to the Benefit Restoration Plan, participants are able to withdraw from their individual trusts current contributions deposited by us provided such withdrawal occurs within ten business days after we make the deposit. During fiscal year 2007, the following amounts were deposited in individual trusts for our named executive officers with respect to the present value of projected benefits expected to be earned through December 31, 2006, under our retirement plans as follows: Mr. King, $2,341,352; Mr. Freeman, $9,014; Mr. Brewer, $140,886; Mr. D. Moore, $57,340; and Mr. Roper, $492,907. During fiscal year 2008, the following amounts were deposited in individual trusts for our named executive officers with respect to the present value of projected benefits expected to be earned through December 31, 2007, under our retirement plans as follows: Mr. King, $222,838; Mr. Freeman, $49,611; Mr. Brewer, $101,096; Mr. D. Moore, $87,932; and Mr. Roper, $44,831. Additional information regarding the Benefit Restoration Plan is set forth in the section entitled “Benefit Restoration Plan” on page 23 of this Proxy Statement.

(6)

The table below reflects the types and dollar amounts of perquisites, additional compensation, and other personal benefits provided to the named executive officers during fiscal year 2008. For purposes of computing the dollar amounts of the items listed below, we used the actual out-of-pocket costs to us of providing the perquisite or other personal benefit to the named executive officer. The named executive officers paid any taxes associated with these benefits without reimbursement from us. Each perquisite and personal benefit included in the table below is described in more detail in the narratives immediately following the table:

Column (i) Components	A.B. King	G.C. Freeman, III	W.K. Brewer	D.C. Moore	H.H. Roper
	($)	($)	($)	($)	($)
Car Allowance (a)	—	—	—	—	—
Use of Corporate Aircraft (b)	—	—	—	—	—
Professional Fees (c)	2,800	1,750	7,500	—	16,003
Tax Equalization (d)	—	—	—	258,906	—
Executive Insurance (e)	82,919	32,282	28,701	17,117	22,923
Relocation (f)	—	—	—	—	—
Health Program (g)	—	—	—	—	—
401(k) Match (h)	11,694	11,803	11,927	11,615	11,390
ESPP Match (i)	—	—	—	—	—
DIP Stock (j)	—	—	—	—	—
TOTALS (k)	97,412	45,834	43,566	287,638	50,316

(a)

Automobile Allowance. For a number of years, we provided a car allowance to certain executive officers, including our named executive officers. The purpose of the car allowance was to make our compensation program competitive with other companies. Effective January 1, 2007, we discontinued our car allowances as part of our efforts to simplify administration and our compensation program. In lieu of these benefits, the named executive officers each received an increase in fiscal year 2007 salary starting in January 2007, with such amounts discounted to mitigate the impact of the benefit costs. The fiscal year 2007 increase was the only adjustment necessary to address the discontinuation, so there were no increases or adjustments made in fiscal year 2008.

(b)

Company Aircraft. In the past, we have allowed executive management to use the company aircraft provided they reimburse the company for the use of the aircraft, based on a value determined in accordance with applicable Internal Revenue Code regulations. The company sold its aircraft during fiscal year 2008. During the fourth quarter of fiscal year 2007, we discontinued this perquisite and we sold the company aircraft during fiscal year 2008, so there was no use of the company aircraft during fiscal year 2008.

(c)

Financial Planning and Tax Preparation Services. Certain of our executives are eligible to be reimbursed for financial planning and tax preparation services they incur during the year, subject to an annual cap of $15,000. In addition, for certain executive management who are U.S. nationals working overseas, we reimburse them for similar tax preparation expenses they incur in connection with the filing of their foreign and United States tax returns. All reimbursed amounts paid to our named executive officers during fiscal year 2008 pursuant to our financial planning and tax preparation policy are individually disclosed in the perquisites table above.

(d)

Tax Equalization. We have a policy applicable to certain United States executives who perform extended international assignments which ensures that their overseas tax liability associated with their assignment does not exceed what it would have been had they remained in the United States. We bear any incremental United States and foreign tax costs associated with the additional overseas allowances and payments the executives receive. Mr. D. Moore completed such an international assignment, and tax equalization payments he received during fiscal year 2008 are set forth in the table above. Mr. D. Moore will continue to be covered by the policy until such time that his United States and foreign tax return filings, including amended returns, have been finalized.

(e)

Executive Insurance Program. We provide certain executives with executive life insurance policies in lieu of participation in our standard group life insurance program. The purpose of the executive life insurance program, which we call the Executive Insurance Program, is to provide our executive officers with the opportunity to participate in a policy that the executive officer owns directly and retains after retirement or termination of employment and will provide substantially more post-retirement coverage than the group term plan provides participants. The amounts listed for the Executive Insurance Program represent premiums we paid in fiscal year 2008 for such policies. We pay all premiums on two times covered compensation, which is the same as our group term plan, and the executive officers are required to contribute amounts equal to the income tax on group life insurance coverage in excess of $50,000 at various ages for which they would have paid assuming they had remained in our group term life insurance plan. The executives are eligible to purchase an additional amount equal to one times covered compensation, at their own expense.

(f)

Relocation Assistance. When extraordinary circumstances arise, we assist executives who are asked to relocate to other areas in which our subsidiaries operate. In these circumstances, determined on a case by case basis by our management, we provide assistance in connection with the relocation in the form of cost reimbursement and the advancement of a housing allowance as deemed appropriate. No executives received relocation assistance during fiscal year 2008.

(g)

Executive Preventative Health Evaluation Program. For executives at Vice President level and higher with Universal Leaf, we offered a benefit providing a comprehensive annual physical. The program was an assurance to us that the individual was medically fit for his or her responsibilities. The individual benefited from receiving a comprehensive medical evaluation annually, and we covered all medical costs associated with the benefit in excess of what was covered by our medical plan. We discontinued this program effective September 20, 2006. No executives received any benefits under this program during fiscal year 2008.

(h)

401(k) Company Match. Each named executive officer is eligible to participate in the 401(k) Plan, which offers them an opportunity to defer income and receive matching contributions from us subject to certain limits. Company contributions made to the named executive officers during fiscal year 2008 are set forth in the table above. Information about the 401(k) Plan is set forth in the section entitled “Deferred Income Plans” beginning on page 24 of this Proxy Statement.

(i)

Employee Stock Purchase Plan Company Match. Each named executive officer was eligible to participate in the Employee Stock Purchase Plan (“ESPP”), which offered them an opportunity to contribute income toward the after-tax purchase of our Common Stock and to receive matching contributions from us in the form of Common Stock subject to certain limits. For those named executive officers whose deferrals exceeded the set limits, their remaining matching contributions were provided through the Supplemental Stock Purchase Plan. The amounts above represent company matching contributions for the named executive officers into the Employee Stock Purchase Plan and into the Supplemental Stock Purchase Plan. During fiscal year 2007, we discontinued the Employee Stock Purchase Plan and froze the Supplemental Stock Purchase Plan. The Supplemental Stock Purchase Plan was discontinued in fiscal year 2008.

(j)

DIP Stock. In the past, deferrals for DIP II reduced the company matching contribution under the Employee Stock Purchase Plan. To help offset the reduction, we provided affected participants a lump sum cash payment equal to the additional company matching contribution the participant otherwise would have received into their Employee Stock Purchase Plan matching account. Because the Employee Stock Purchase Plan has been dissolved, we did not make any lump sum payments in fiscal year 2008.

(k)

Matching Gifts. Each named executive officer is eligible to participate in our matching gifts program in which our charitable foundation matches employees’ contributions to charities. The maximum amount that can be matched in any fiscal year is $5,000 per employee. Each of the named executive officers participated in the matching gifts program in amounts equal to or below the maximum amount. The amounts matched have not been included in Column (i) in the Summary Compensation Table.

GRANTS OF PLAN-BASED AWARDS

The following table presents information regarding grants of plan-based awards to the named executive officers during the fiscal year ended March 31, 2008.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Shares of Stock or Units(2)	All Other Option Awards: Number of Securities Underlying Options	Exercise or Base Price of Option Awards	Market Price of Option Awards on Grant Date(3)	Grant Date Fair Value of Stock and Option Awards(4)
Name	Grant Date	Threshold	Target	Max.
		($)	($)	($)	(#)	(#)	($/Sh)	($/Sh)	($)
(a)	(b)	(c)	(d)	(e)	(i)	(j)	(k)	(l)	(m)
Allen B. King		0	765,000	1,530,000
	5/24/2007				12,800		62.66	62.66	802,048
	5/24/2007					51,200	62.66	62.66	749,568
George C. Freeman, III		0	475,000	950,000
	5/24/2007				7,950		62.66	62.66	498,147
	5/24/2007					31,800	62.66	62.66	465,552
W. Keith Brewer		0	365,000	730,000
	5/24/2007				6,100		62.66	62.66	382,226
	5/24/2007					24,400	62.66	62.66	357,216
David C. Moore		0	250,000	500,000
	5/24/2007				3,750		62.66	62.66	234,975
	5/24/2007					15,000	62.66	62.66	219,600
Hartwell H. Roper		0	285,000	570,000
	5/24/2007				4,300		62.66	62.66	269,438
	5/24/2007					17,200	62.66	62.66	251,808

(1)

Amounts represent potential annual cash incentive awards for fiscal year 2008. The actual amount of the annual cash incentive award earned by each named executive officer for fiscal year 2008 is reported in Column (g), “Non-Equity Incentive Plan Compensation”, in the Summary Compensation Table on page 26 of this Proxy Statement. For additional information with respect to the annual cash incentive awards under the Incentive Plan, please see the section entitled “Annual Cash Incentives” beginning on page 19 of this Proxy Statement.

(2)

Amounts represent the award of restricted stock units. Each restricted stock unit will convert one-for-one into shares of our Common Stock upon vesting. Additional information with respect to restricted stock unit awards is set forth in the section entitled “Long-Term Equity Participation” beginning on page 20 of this Proxy Statement, and in Column (g) in the table entitled “Outstanding Equity Awards at Fiscal Year End” on page 30 of this Proxy Statement.

(3)

Each SAR represents the right to receive from us upon exercise an amount, payable in shares of Common Stock, equal to the excess, if any, of the fair market value of one share of Common Stock on the date of exercise over the base value per share. SARs granted during fiscal year 2008 were assigned an initial base value on the date of grant equal to the price of a share of our Common Stock on the date of grant. This process is dictated by the 2007 Stock Incentive Plan. For additional information with respect to the SAR awards, please see the section entitled “Long-Term Equity Participation” beginning on page 20 of this Proxy Statement.

(4)

Represents the grant date fair value of the award determined in accordance with FAS 123R. Grant date fair value for the restricted stock unit awards is based on the grant date fair value of the underlying shares of Common Stock. Grant date fair value of SARs is $14.64 per share based on a Black-Scholes option pricing model for use in valuing executive stock options. The actual value, if any, that a named executive officer may realize upon exercise of SARs will depend on the excess of the stock price over the base value on the date of exercise, so there is no assurance that the value realized by a named executive officer will be at or near the value estimated by the Black-Scholes model. The assumptions used in determining the grant date fair values of these awards are set forth in Note 12 to the consolidated financial statements included in our Annual Report on Form 10-K for the year ended March 31, 2008, and incorporated by reference into this Proxy Statement.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

The following table presents information concerning the number and value of outstanding restricted stock units, stock options, and SARs held by the named executive officers as of the end of the fiscal year ended March 31, 2008.

	Option Awards				Stock Awards
Name and Grant Date	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable(1)	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(1)	Market Value of Shares or Units of Stock That Have Not Vested(2),(3)
	(#)	(#)	($)		(#)	($)
(a)	(b)	(c)	(e)	(f)	(g)	(h)
Allen B. King
June 13, 2006		46,667	36.03	12-Jun-16
May 24, 2007		51,200	62.66	23-May-17
May 24, 2005					19,425	1,272,901
June 13, 2006					18,640	1,221,456
May 24, 2007					13,137	860,861

George C. Freeman, III
June 17, 2004	4,144		47.28	5-Dec-12
December 17, 2004	5,671		48.21	5-Dec-12
June 13, 2006		10,667	36.03	12-Jun-16
May 24, 2007		31,800	62.66	23-May-17
May 24, 2005					2,775	181,846
June 13, 2006					4,260	279,158
May 24, 2007					8,159	534,659

W. Keith Brewer
June 13, 2006		8,000	36.03	12-Jun-16
May 24, 2007		24,400	62.66	23-May-17
May 24, 2005					2,220	145,475
June 13, 2006					3,195	209,393
May 24, 2007					6,261	410,254

David C. Moore
May 24, 2005	6,000		46.34	23-May-15
June 13, 2006		8,000	36.03	12-Jun-16
May 24, 2007		15,000	62.66	23-May-17
May 24, 2005					1,665	109,107
June 13, 2006					3,195	209,393
May 24, 2007					3,849	252,205

Hartwell H. Roper
June 13, 2006		11,667	36.03	12-Jun-16
May 24, 2007		17,200	62.66	23-May-17
May 24, 2005					4,884	320,044
June 13, 2006					4,687	307,109
May 24, 2007					4,413	289,196

(1)

Amounts in Column (c) represent unvested SARs. SARs vest within three years of the date of grant, with one-third of the SARs vesting on each anniversary date of the date of grant. For each amount listed in Column (c), one-third of the amount vests on the anniversary date of the grant date for three consecutive years. Amounts in Column (g) represent unvested restricted stock units and accumulated dividend equivalent rights. Restricted stock units have five-year cliff vesting, meaning all restricted stock units vest on the fifth anniversary of the date they are granted. At the time of vesting, restricted stock units are automatically converted into an equal number of shares of Common Stock without restriction except in the case of certain executives who are named executive officers at the time of vesting, in which case shares remain restricted until the executives are no longer named executive officers or they retire. Restricted stock unit awards accumulate dividend equivalent rights, which track actual dividend amounts and are added to the total number of restricted stock units to be converted into shares of Common Stock at the time of vesting. The amounts listed in Columns (c) and (g) for Mr. King became fully vested upon his retirement on March 31, 2008.

(2)	Based on the closing price of $65.53 for our Common Stock, as quoted on the New York Stock Exchange on March 31, 2008, the last trading day of fiscal year 2008.
(3)

We have historically assigned an initial value to stock options granted by our Compensation Committee equal to the closing price of a share of Common Stock as quoted on the New York Stock Exchange on the first trading day following the date of grant. As of May 27, 2007, the Compensation Committee changed this process for future awards by assigning an initial value to an award equal to the closing price of a share of Common Stock as quoted on the New York Stock Exchange on the date of grant.

OPTION EXERCISES AND STOCK VESTED

The following table presents information concerning the exercise of stock options and SARs for the named executive officers during the year ended March 31, 2008. There were no other exercises of options, SARs, or similar instruments or vesting of stock (including restricted stock units or other similar instruments) for the named executive officers during the year ended March 31, 2008.

	Option Awards
Name	Number of Shares Acquired on Exercise(1)	Value Realized on Exercise(2)
	(#)	($)
(a)	(b)	(c)
Allen B. King	174,169	2,965,760
George C. Freeman, III	22,983	486,901
W. Keith Brewer	13,000	371,638
David C. Moore	26,500	759,735
Hartwell H. Roper	5,833	159,358

(1)

Amounts represent the number of shares of Common Stock underlying stock options and SARs exercised during fiscal year 2008. Amounts include shares of Common Stock withheld by us in connection with the cashless exercise of stock options by the named executive officers. The actual number of shares received by the named executive officers through the exercise of stock options, therefore, is less than the number of shares underlying stock options exercised. SARs do not require the withholding of Common Stock upon exercise, so amounts in this column reflecting shares of Common Stock acquired on the exercise of SARs and only include the Common Stock received by the executive upon exercise. During fiscal year 2008, Mr. King exercised 150,836 stock options and 23,333 SARs, Mr. Freeman exercised 17,650 stock options and 5,333 SARs, Mr. Brewer exercised 9,000 stock options and 4,000 SARs, Mr. Moore exercised 22,500 stock options and 4,000 SARs, and Mr. Roper exercised no stock options and 5,833 SARs.

(2)

Amounts associated with stock options were calculated by determining the difference between the market price of the underlying Common Stock at the time of exercise and the exercise or base price of the stock options. Amounts associated with SARs were calculated by multiplying the market price of the Common Stock received by the number of shares acquired on exercise.

PENSION BENEFITS

The following table shows the actuarial present value of accumulated benefits as of March 31, 2008, under each of our defined benefit plans, which are our only defined benefit plans that provide for payments or other benefits to the named executive officers at, following, or in connection with retirement.

Name	Plan Name	Number of Years Credited Service(1)	Present Value of Accumulated Benefit(2)	Payments During Last Fiscal Year
		(#)	($)	($)
(a)	(b)	(c)	(d)	(e)
Allen B. King	Pension Plan	38.67	1,149,842	—
	Benefit Restoration Plan	38.67	15,603,312	—
George C. Freeman, III	Pension Plan	10.50	111,667	—
	Benefit Restoration Plan	10.50	340,979	—
W. Keith Brewer	Pension Plan	19.00	272,362	—
	Benefit Restoration Plan	19.00	946,436	—
David C. Moore	Pension Plan	30.00	503,443	—
	Benefit Restoration Plan	30.00	809,504	—
Hartwell H. Roper	Pension Plan	33.75	884,068	—
	Benefit Restoration Plan	33.75	3,783,095	—

(1)

We have not granted, and we do not have a policy with respect to granting, extra years of service to named executive officers under the Pension Plan or the Benefit Restoration Plan. Additional information with respect to the Pension Plan and the Benefit Restoration Plan is set forth in the section entitled “Retirement and Post-Termination Compensation” beginning on page 22 of this Proxy Statement.

(2)

Present value was determined assuming retirement at age 65 for the Pension Plan and Benefit Restoration Plan, but at age 60 for the Benefit Restoration Plan with respect to executives who would be eligible to retire at age 60 with 25 years or more of service. The present value calculation used an interest rate consistent with assumptions used for our financial reporting under FASB Statement No. 87, and post-retirement mortality assumption table RP2000 projected to 2010 with white collar adjustment. Other assumptions made in the valuation are discussed in our Annual Report on Form 10-K for the year ended March 31, 2008, in the section entitled “Pension and Other Post-Retirement Plans,” the section entitled “Critical Accounting Assumptions and Estimates,” and in Note 10 to the consolidated financial statements included in our Annual Report on Form 10-K for the year ended March 31, 2008, and are incorporated by reference into this Proxy Statement.

Retirement Benefits

Our named executive officers are covered by the Pension Plan, the Benefit Restoration Plan, deferred income plans, and the 401(k) Plan. They also have Employment Agreements addressing a change of control in our company. Additional details, and all amounts earned by our named executive officers or contributed by the company to our named executive officers through those plans, are disclosed in this Proxy Statement.

Defined Benefit Retirement Plan. Our salaried employees, including our named executive officers, participate in the Pension Plan, which is a defined benefit retirement plan. The Pension Plan is a company-funded, qualified plan under the Internal Revenue Code, with the purpose of providing a fixed benefit for the life of the participant (and/or the spouse if the joint and survivor option is elected) beginning at the time of the participant’s retirement or termination. The Pension Plan also has survivor benefits for the participant’s spouse. The Pension Plan benefit under normal retirement circumstances is a percentage of the participant’s average compensation, multiplied by the participant’s credited years of service under the Pension Plan. Average compensation is calculated by taking the highest average of annual salary and annual cash incentive awards for any three consecutive calendar-year periods during the participant’s participation in the Pension Plan. The normal retirement benefit under the Pension Plan is calculated as follows:

Base Benefit:	Designated Percentage of Average Compensation	Multiplied by	All years of service

PLUS

Excess Benefit:	Designated Percentage of Average Compensation less Covered Compensation	Multiplied by	Participant’s first 35 years of service

Covered compensation, for purposes of the excess benefit, is defined as the average of the Social Security Taxable Wage Base for the 35 calendar-year period ending in the year preceding the executive’s normal retirement age under the Social Security Act.

Benefits are paid as a straight life annuity for the participant’s lifetime for a single participant, or a 50% joint and survivor annuity, if elected, for married participants for their joint lifetime. Benefits are normally payable when the participant reaches age 65; however, participants may begin receiving early retirement benefits when they reach age 55 with at least 5 years of service. The early retirement benefit is reduced based on the participant’s age and years of service.

Benefit Restoration Plan. To the extent benefits payable to our employees at retirement pursuant to the Pension Plan exceed amounts that may be payable under applicable provisions of the Internal Revenue Code, such benefits will be paid under the Benefit Restoration Plan. The Benefit Restoration Plan is a non-qualified defined benefit pension plan that provides eligible individuals the difference between the benefits they would actually accrue under the Pension Plan but for the maximum benefit limitations and the limitation on compensation pursuant to the Internal Revenue Code that may be recognized under the Pension Plan and deferrals of their compensation under DIP II. Benefits under the Benefit Restoration Plan are paid in one lump sum payment at retirement, and benefits under DIP II are paid out at or after retirement in accordance with the election option chosen by a participant prior to deferral. The purpose of the Benefit Restoration Plan is not to provide employees with additional benefits, but to ensure that our employees who earn more than the amounts set forth in the Internal Revenue Code for maximum benefit limitations receive a proportionately equivalent retirement benefit to our other salaried employees participating in the Pension Plan. We maintain the Pension Plan and Benefit Restoration Plan to ensure an overall competitive compensation and benefits offering and to attract and retain top talent. Our Compensation Committee believes it is essential that our overall compensation and benefits, including retirement benefits, be competitive in the market.

Certain participants in the Benefit Restoration Plan, including our named executive officers, entered into agreements with Universal Leaf providing for taxable cash compensation payments to be made by Universal Leaf to the participant to partially fund their Benefit Restoration Plan payment upon retirement. Under such agreements, the participant directs Universal Leaf to deposit the payments on behalf of the participant directly into an irrevocable trust established by the participant for this purpose. Funding is calculated to equal 85% of the Benefit Restoration Plan benefit to guard against overfunding. The agreements allow participants to withdraw current contributions deposited by us from their individual trusts; provided any such withdrawal occurs within ten business days after Universal Leaf makes the deposit. The agreements permit Universal Leaf to fund the trusts on a discretionary basis. On December 29, 2006, we amended the agreements with certain of our executive officers, including our named executive officers. We amended the agreements in order to permit the funding of vested and accrued Benefit Restoration Plan benefits in accordance with Section 409A of the Internal Revenue Code, which allows us to fund benefits under a fixed, non-discretionary formula. At retirement, the after-tax balance from each of the participants’ agreements is used to offset the after-tax lump sum benefit payable to a participant under the Benefit Restoration Plan.

The retirement benefit under the Benefit Restoration Plan is paid in a lump sum. Like the Pension Plan, the benefit payable under the Benefit Restoration Plan normally is distributed when the participant reaches age 65. Participants may receive an early distribution of their retirement benefit when they reach age 55 with at least 5 years of service, but such early retirement benefit is reduced based on the participant’s age and years of service. Participants may elect to retire and receive an early distribution of their retirement benefit without reduction when they reach age 60 and have at least 25 years of service.

Section 409A of the Internal Revenue Code limits the ability of an employer to fund deferred benefits on a discretionary basis. The amended agreements we have with our named executive officers allow Universal Leaf to make an annual payment to the participant’s trust based on the additional benefit accrued for the participant under the Benefit Restoration Plan for the previous calendar year. Universal Leaf may, at its discretion, elect to make the payments or it may notify the participant prior to the beginning of the calendar year than no such payment will be made that year. If Universal Leaf elects to make an annual payment, the amended agreement establishes a fixed-funding formula to determine the specific non-discretionary amount of the annual contributions. The amounts contributed to our named executive officers trusts are set forth in Footnote 5 to the Summary Compensation Table.

NONQUALIFIED DEFERRED COMPENSATION

We offer all salaried employees, including our named executive officers, the opportunity to participate in our qualified deferred compensation plan, the 401(k) Plan. Participants can contribute percentages on a monthly basis up to 100% of total compensation excluding annual cash incentive awards, subject to statutory limitations. We match the monthly contributions up to 5% on a monthly basis, subject to a calendar year contribution limit of $11,500. The company match becomes vested after the participant completes three years of service. All of our named executive officers participated in the 401(k) Plan in fiscal year 2008.

In addition to our qualified deferred compensation plan, we have two nonqualified deferred compensation plans available to certain of our executives: DIP I and DIP II. The plans are designed to permit participants to accumulate additional income for retirement and other personal financial goals through the deferral of their annual cash incentive award and portions of their salary. Deferred compensation arrangements are common executive programs, and we believe that these arrangements help us in the recruitment and retention of executive talent for which we are competing.

Participants in DIP I entered into agreements in which they deferred specified amounts from the annual cash incentive awards they received that year. Pursuant to the agreements, those executives received pre-retirement payments equaling four times the total amount deferred. In addition, when the participating executives reach the age of 65 they will receive fixed monthly payments for 15 years starting July 1 of the year after they reach such age. Only two of our named executive officers, Messrs. King and Roper, participated in DIP I. No deferrals have been made into DIP I since 1990.

DIP II is a non-qualified savings plan, with eligibility based on Internal Revenue Code limits on deferrals into the 401(k) Plan. Under DIP II, participants elect to make contributions through the deferral of up to 50% of their salary, and up to 100% of their annual incentive award. DIP II is unfunded and unsecured by us and provides the participants a variety of investment options from which to choose. These options are selected by the Pension Investment Committee of the Board of Directors. Mr. Freeman was the only named executive officer who deferred income in DIP II in fiscal year 2008.

The following table presents information concerning our deferred compensation plans that provide for the deferral of compensation of the named executive officers on a basis that is not tax qualified.

Name	Executive Contributions in Last FY (1)	Registrant Contributions in Last FY (2)	Aggregate Earnings in Last FY (3)	Aggregate Withdrawals/ Distributions (4)	Aggregate Balance at Last FYE (5)
	($)	($)	($)	($)	($)
Allen B. King	—	—	25,585	—	318,825
George C. Freeman, III	750	—	3,920	—	220,998
W. Keith Brewer	—	—	(1,572)	80,567	287,411
David C. Moore	—	—	36,861	—	387,948
Hartwell H. Roper	—	—	16,955	—	1,454,526

(1)

Amounts represent a portion of base salary and annual incentive awards deferred into DIP II. No executive officers deferred compensation in DIP I during fiscal year 2008. Additional information about DIP I and DIP II is set forth in the section entitled “Deferred Income Plans” on page 24 of this Proxy Statement.

(2)	DIP I and DIP II do not provide for company matches or contributions.
(3)

Amounts represent earnings on funds held for named executive officers in DIP II, and amounts for Messrs. King and Roper include interest earned during fiscal year 2008 on DIP I funds, which was $18,475 and $14,212 respectively.

(4)

DIP I does not permit withdrawals, and distributions begin when a participant reaches the age of 65. DIP II permits withdrawals under certain circumstances including hardship, and participants may elect to have annual deferrals distributed from DIP II upon reaching age 65, or after a specified number of years after the compensation is deferred.

(5)

Amounts represent the balance at the end of fiscal year 2008 in DIP II for named executive officers, and amounts for Messrs. King and Roper include DIP I account balances, which were $194,511 and $192,953, respectively.

SUMMARY OF TERMINATION PAYMENTS AND BENEFITS

Potential Payments Upon Termination or Change in Control

We do not offer severance agreements to our named executive officers. However, to ensure that we will have the continued dedicated service of certain executives, including our named executive officers, notwithstanding the possibility, threat, or occurrence of a change of control, we have change of control employment agreements, which we call Employment Agreements. The Compensation Committee believes that the Employment Agreements serve the best interests of Universal Corporation and our shareholders by ensuring that if a hostile or friendly change in control is ever under consideration, our executives are able to perform their duties and responsibilities and advise the Board of Directors about the potential transaction in the best interests of shareholders, without being unduly influenced by the distracting uncertainty and risk associated with a change of control, such as fear of the economic consequences of losing their jobs as a result of a change in control.

A “change of control” is defined in the Employment Agreements, and is generally deemed to have occurred if:

•	any individual, entity, or group acquires 20% or more of either the outstanding shares of our Common Stock or the combined voting power of our outstanding voting securities;

•	a majority of our Directors are replaced;

•

we reorganize, merge, consolidate, or sell all or substantially all of our assets except for certain situations in which control of outstanding shares of Common Stock or outstanding voting securities is maintained; or

•	our shareholders approve a complete liquidation or dissolution of Universal Corporation.

During fiscal year 2007, we replaced all existing Employment Agreements with new Employment Agreements. The new Employment Agreements are similar to the original Employment Agreements but have a number of significant differences intended to reduce potential cost and eliminate outdated concepts. Our Compensation Committee believe these changes were in the best interests of Universal Corporation and our shareholders and they adequately protect the legitimate interests of our named executive officers in employment security without unduly burdening us or shareholder value.

The 2007 Employment Agreements:

•	do not contain any obligation to gross-up severance payments for potential excise taxes incurred by the executive officer;

•

contain a “double trigger” instead of a “single trigger,” meaning that payments are not made until there is a change of control and the executive officer is effectively terminated within three years of the change of control (under our prior Employment Agreements, payment could be triggered at the executive’s option);

•	contain non-competition and non-solicitation clauses; and

•	contain certain administrative elements intended to address the requirements of Section 409A of the Internal Revenue Code applicable to deferred compensation.

The terms and conditions in the Employment Agreements are identical for each executive who has such an agreement. The Employment Agreements provide that the executive officer will have generally the same authority, duties, and responsibilities during the three years after a change of control of Universal Corporation or until the executive officer’s normal retirement at age 65 (if earlier), as such executive officer did immediately prior to the change of control. Each Employment Agreement also provides for the payment, during such period, of an annual base salary and annual cash incentive award at least at the same levels as prior to the change of control. Each executive officer will also participate at least at the same levels in incentive, savings and retirement plans, and welfare benefit plans as were offered prior to the change of control.

Each Employment Agreement provides benefits in the event of the executive’s death or disability, or in the event the executive’s employment is terminated for “cause” or for “good reason.” If the executive officer is terminated other than for cause, death, or disability within three years after a change of control, or if the executive officer terminates his employment for good reason within such three-year period, the executive officer is entitled to receive certain severance benefits. Severance benefits include a lump sum severance payment based on an amount equal to 2.99 times the sum of his annual base salary and the higher of such executive officer’s most recent targeted bonus opportunity under our cash incentive plan and such executive officer’s prior year’s annual cash incentive award. This payment will be made in full if the date of termination of employment is more than three years prior to the executive officer’s normal retirement at age 65, and it will be prorated if such period is less than three years. There will be no such payment if the executive officer has reached normal retirement. Severance benefits also include certain other payments and benefits, including continuation of benefits under retirement plans, continuation of employee welfare benefits, and outplacement services for the executive officer up to a maximum amount of $10,000.

Severance and Change in Control Benefits for the Named Executive Officers

The following tables summarize the value of the termination payments and benefits that each of our named executive officers would receive if he had terminated his employment on March 31, 2008, under the circumstances shown. The tables exclude (a) amounts accrued through March 31, 2008, that would be paid in the normal course of continued employment, such as accrued but unpaid salary and earned annual cash incentive award for the fiscal year ended March 31, 2008, and (b) vested account balances under the 401(k) Plan, which are generally available to all of our salaried domestic employees.

Summary of Termination Payment and Benefits: Allen B. King

Benefit	Retirement(1)	Death	Disability	Termination Other Than Retirement, Death, or Disability	Termination For Cause	Involuntary Termination Following a Change in Control
	($)	($)	($)	($)	($)	($)
	(a)	(b)	(c)	(d)	(e)	(f)
Cash Severance(2)	—	—	—	—	—	—

Acceleration of Equity Awards
Stock Options and SARs(3)	1,523,620	—	—	—	—	—
Restricted Stock Units(3)	3,355,201	—	—	—	—	—

Qualified Retirement Benefits
Pension Plan(4)	108,024	—	—	—	—	—

Nonqualified Retirement Benefits
Benefit Restoration Plan(5)	15,603,312	—	—	—	—	—
Deferred Income Plan II(6)	124,314	—	—	—	—	—
Deferred Income Plan I(7)	—	—	—	—	—	—

Other Benefits
Health and Welfare Plans	—	—	—	—	—	—
Long-Term Disability Plan	—	—	—	—	—	—

Total	20,714,471	—	—	—	—	—

(1)

Mr. King retired as Chief Executive Officer on March 31, 2008, so no amounts have been provided in Columns (b) through (f). Amounts reflected in the table above represent actual amounts received or to be received by Mr. King pursuant to his retirement.

(2)	No amount is provided for Column (a) for cash severance because Mr. King did not receive any cash severance upon retirement.
(3)

Stock options and SARs automatically vested at the time of Mr. King’s retirement. The amount for stock options and SARs in Column (a) represents the positive difference between $65.53, the market value of the underlying shares of Common Stock as of March 31, 2008, and the exercise price for all unvested options and SARs. Restricted stock units and corresponding dividend equivalent rights automatically vested at Mr. King’s retirement, and will be paid in shares of Common Stock six months after Mr. King’s retirement, pursuant to the terms of his equity agreements. The amount for restricted stock units represents the value of the shares of underlying Common Stock as of March 31, 2008.

(4)

The amount in Column (a) represents an annual payment to Mr. King at March 31, 2008, payable for his life, assuming he elected the 50% joint and survivor annuity option, which is the default option under the Pension Plan.

(5)

The amount in Column (a) represents a lump sum payment to Mr. King at March 31, 2008. The lump sum payment included balances from the individual trust agreement maintained through the Benefit Restoration Program.

(6)	The amount in Column (a) represents a lump-sum payment as elected for all of the executive’s DIP II agreements.
(7)

Pursuant to Mr. King’s DIP I agreements, a monthly benefit of $2,801 will be payable for 15 years, starting July 1 after Mr. King has reached age 65. No benefit was paid on March 31, 2008, because Mr. King was not age 65 on that date.

Summary of Termination Payment and Benefits: George C. Freeman, III

Benefit	Retirement	Death	Disability	Termination Other Than Retirement, Death, or Disability	Termination For Cause	Involuntary Termination Following a Change in Control
	($)	($)	($)	($)	($)	($)
	(a)	(b)	(c)	(d)	(e)	(f)
Cash Severance(1)	—	—	—	—	—	3,795,506

Acceleration of Equity Awards
Stock Options and SARs(2)	405,942	405,942	405,942	405,942	—	405,942
Restricted Stock Units(2)	995,728	995,728	995,728	—	—	995,728

Qualified Retirement Benefits
Pension Plan(3)	—	11,091	34,366	—	—	—

Nonqualified Retirement Benefits
Benefit Restoration Plan(4)	588,388	588,388	—	588,388	588,388	588,388
Deferred Income Plan II(5)	12,497	200,690	200,690	200,690	200,690	200,690

Other Benefits
Health and Welfare Plans(6)	—	2,221,993	—	—	—	—
Long-Term Disability Plan(7)	—	—	444,300	—	—	—

Total	2,002,555	4,423,832	2,096,665	1,195,020	789,078	5,986,254

(1)

Amount represents cash payment due pursuant to the change of control double trigger (change of control and involuntary termination) in the executive’s Employment Agreement. The payments do not include any form of tax gross-up amount because the Employment Agreement does not provide for such payments.

(2)

Stock options and SARs automatically vest at the time of the events specified in the table for which amounts are shown. Amounts for stock options and SARs represent the positive difference between $65.53, the market value of the underlying shares of Common Stock as of March 31, 2008, and the exercise price for all unvested options and SARs. Restricted stock units and the corresponding dividend equivalent rights automatically vest and are paid in shares of Common Stock at the time of the events specified in the table for which amounts are shown. Amounts for restricted stock units represent the value of Common Stock as of March 31, 2008.

(3)

For all columns except Column (b), amounts represent an annual payment to the executive at March 31, 2008, payable for the life of the executive, assuming with respect to Columns (a), (d), (e), and (f), the executive elects the 50% joint and survivor annuity option, which is the default option under the Pension Plan. For Column (c), the annual payment assumes the executive elects the straight life annuity option. For Column (b), the amount represents an annual payment to the executive’s survivor at March 31, 2008, payable for the life of the survivor.

(4)	Amounts represent a lump sum payment at March 31, 2008. The lump sum payment includes balances from the individual trust agreement maintained through the Benefit Restoration Program.
(5)

Amount in Column (a) represents a first payment of annual payments for retirement as elected in the executive’s DIP II agreements. Amounts in Columns (b) through (f) represent a lump-sum payment for all remaining circumstances as elected in the executive’s DIP II agreements.

(6)

Amounts represent payment due under the Executive Insurance Program, which is the death benefit amount for life insurance on March 31, 2008, plus any cash value accumulated under the life insurance policy. The death benefit also includes an additional amount equal to one times covered compensation, which is attributable to premiums paid directly by Mr. Freeman on an after-tax basis. In case of accidental death, the benefit amount would increase by $3,000,000.

(7)

Amounts represent 60% of annual base salary and annual cash incentive award as of March 31, 2008, which is payable from three different sources: the Pension Plan, Social Security, and a company supplement. Payments under the long-term disability plan continue for the longer of 5 years or until the recipient reaches age 65.

Summary of Termination Payment and Benefits: W. Keith Brewer

Benefit	Retirement	Death	Disability	Termination Other Than Retirement, Death, or Disability	Termination For Cause	Involuntary Termination Following a Change in Control
	($)	($)	($)	($)	($)	($)
	(a)	(b)	(c)	(d)	(e)	(f)
Cash Severance(1)	—	—	—	—	—	2,866,214

Acceleration of Equity Awards
Stock Options and SARs(2)	306,028	306,028	306,028	306,028	—	306,028
Restricted Stock Units(2)	765,128	765,128	765,128	—	—	765,128

Qualified Retirement Benefits
Pension Plan(3)	—	20,770	62,665	—	—	—

Nonqualified Retirement Benefits
Benefit Restoration Plan(4)	1,398,595	1,398,595	—	1,398,595	1,398,595	1,398,595
Deferred Income Plan II(5)	8,331	287,201	287,201	287,201	287,201	287,201

Other Benefits
Health and Welfare Plans(6)	—	1,306,000	—	—	—	—
Long-Term Disability Plan(7)	—	—	341,400	—	—	—

Total	2,478,082	4,083,722	1,762,422	1,991,824	1,685,796	5,623,166

(1)

Amount represents cash payment due pursuant to the change of control double trigger (change of control and involuntary termination) in the executive’s Employment Agreement. The payments do not include any form of tax gross-up amount because the Employment Agreement does not provide for such payments.

(2)

Stock options and SARs automatically vest at the time of the events specified in the table for which amounts are shown. Amounts for stock options and SARs represent the positive difference between $65.53, the market value of the underlying shares of Common Stock as of March 31, 2008, and the exercise price for all unvested options and SARs. Restricted stock units and the corresponding dividend equivalent rights automatically vest and are paid in shares of Common Stock at the time of the events specified in the table for which amounts are shown. Amounts for restricted stock units represent the value of Common Stock as of March 31, 2008.

(3)

For all columns except Column (b), amounts represent an annual payment to the executive at March 31, 2008, payable for the life of the executive, assuming with respect to Columns (a), (d), (e), and (f), the executive elects the 50% joint and survivor annuity option, which is the default option under the Pension Plan. For Column (c), the annual payment assumes the executive elects the straight life annuity option. For Column (b), the amount represents an annual payment to the executive’s survivor at March 31, 2008, payable for the life of the survivor.

(4)	Amounts represent a lump sum payment at March 31, 2008. The lump sum payment includes balances from the individual trust agreement maintained through the Benefit Restoration Program.
(5)

Amount in Column (a) represents a first payment of annual payments for retirement as elected in the executive’s DIP II agreements. Amounts in Columns (b) through (f) represent a lump-sum payment for all remaining circumstances as elected in the executive’s DIP II agreements.

(6)

Amounts represent payment due under the Executive Insurance Program, which is the death benefit amount for life insurance on March 31, 2008, plus any cash value accumulated under the life insurance policy. In case of accidental death, the benefit amount would increase by $2,707,000.

(7)

Amounts represent 60% of annual base salary and annual cash incentive award as of March 31, 2008, which is payable from three different sources: the Pension Plan, Social Security, and a company supplement. Payments under the long-term disability plan continue for the longer of 5 years or until the recipient reaches age 65.

Summary of Termination Payment and Benefits: David C. Moore

Benefit	Retirement	Death	Disability	Termination Other Than Retirement, Death, or Disability	Termination For Cause	Involuntary Termination Following a Change in Control
	($)	($)	($)	($)	($)	($)
	(a)	(b)	(c)	(d)	(e)	(f)
Cash Severance(1)	—	—	—	—	—	2,094,495

Acceleration of Equity Awards
Stock Options and SARs(2)	279,050	279,050	279,050	279,050	—	279,050
Restricted Stock Units(2)	570,700	570,700	570,700	—	—	570,700

Qualified Retirement Benefits
Pension Plan(3)	—	33,693	99,064	—	—	—

Nonqualified Retirement Benefits
Benefit Restoration Plan(4)	1,106,798	1,106,798	—	1,106,798	1,106,798	1,106,798
Deferred Income Plan II(5)	49,000	387,203	387,203	387,203	387,203	387,203

Other Benefits
Health and Welfare Plans(6)	—	1,320,269	—	—	—	—
Long-Term Disability Plan(7)	—	—	263,880	—	—	—

Total	2,005,548	3,697,713	1,599,897	1,773,051	1,494,001	4,438,246

(1)

Amount represents cash payment due pursuant to the change of control double trigger (change of control and involuntary termination) in the executive’s Employment Agreement. The payments do not include any form of tax gross-up amount because the Employment Agreement does not provide for such payments.

(2)

Stock options and SARs automatically vest at the time of the events specified in the table for which amounts are shown. Amounts for stock options and SARs represent the positive difference between $65.53, the market value of the underlying shares of Common Stock as of March 31, 2008, and the exercise price for all unvested options and SARs. Restricted stock units and the corresponding dividend equivalent rights automatically vest and are paid in shares of Common Stock at the time of the events specified in the table for which amounts are shown. Amounts for restricted stock units represent the value of Common Stock as of March 31, 2008.

(3)

For all columns except Column (b), amounts represent an annual payment to the executive at March 31, 2008, payable for the life of the executive, assuming with respect to Columns (a), (d), (e), and (f), the executive elects the 50% joint and survivor annuity option, which is the default option under the Pension Plan. For Column (c), the annual payment assumes the executive elects the straight life annuity option. For Column (b), the amount represents an annual payment to the executive’s survivor at March 31, 2008, payable for the life of the survivor.

(4)	Amounts represent a lump sum payment at March 31, 2008. The lump sum payment includes balances from the individual trust agreement maintained through the Benefit Restoration Program.
(5)

Amount in Column (a) represents a first payment of annual payments for retirement as elected in the executive’s DIP II agreements. Amounts in Columns (b) through (f) represent a lump-sum payment for all remaining circumstances as elected in the executive’s DIP II agreements.

(6)

Amounts represent payment due under the Executive Insurance Program, which is the death benefit amount for life insurance on March 31, 2008, plus any cash value accumulated under the life insurance policy. The death benefit also includes any additional amount equal to one times covered compensation, which is attributable to premiums paid directly by Mr. D. Moore on an after-tax basis. In case of accidental death, the benefit amount would increase by $2,200,000.

(7)

Amounts represent 60% of annual base salary and annual cash incentive award as of March 31, 2008, which is payable from three different sources: the Pension Plan, Social Security, and a company supplement. Payments under the long-term disability plan continue for the longer of 5 years or until the recipient reaches age 65.

Summary of Termination Payment and Benefits: Hartwell H. Roper

Benefit	Retirement	Death	Disability	Termination Other Than Retirement, Death, or Disability	Termination For Cause	Involuntary Termination Following a Change in Control
	($)	($)	($)	($)	($)	($)
	(a)	(b)	(c)	(d)	(e)	(f)
Cash Severance(1)	—	—	—	—	—	2,304,094

Acceleration of Equity Awards
Stock Options and SARs(2)	393,540	393,540	393,540	393,540	—	393,540
Restricted Stock Units(2)	916,371	916,371	916,371	—	—	916,371

Qualified Retirement Benefits
Pension Plan(3)	92,012	46,006	113,486	92,012	92,012	92,012

Nonqualified Retirement Benefits
Benefit Restoration Plan(4)	4,173,841	4,173,841	—	4,173,841	4,173,841	4,173,841
Deferred Income Plan II(5)	80,522	107,460	107,460	107,460	107,460	107,460
Deferred Income Plan I(6)	—	—	—	—	—	—

Other Benefits
Health and Welfare Plans(7)	—	1,491,780	—	—	—	—
Long-Term Disability Plan(8)	—	—	300,780	—	—	—

Total	5,656,286	7,128,998	1,831,637	4,766,853	4,373,313	7,987,318

(1)

Amount represents cash payment due pursuant to the change of control double trigger (change of control and involuntary termination) in the executive’s Employment Agreement. The payments do not include any form of tax gross-up amount because the Employment Agreement does not provide for such payments.

(2)

Stock options and SARs automatically vest at the time of the events specified in the table for which amounts are shown. Amounts for stock options and SARs represent the positive difference between $65.53, the market value of the underlying shares of Common Stock as of March 31, 2008, and the exercise price for all unvested options and SARs. Restricted stock units and the corresponding dividend equivalent rights automatically vest and are paid in shares of Common Stock at the time of the events specified in the table for which amounts are shown. Amounts for restricted stock units represent the value of Common Stock as of March 31, 2008.

(3)

For all columns except Column (b), amounts represent an annual payment to the executive at March 31, 2008, payable for the life of the executive, assuming with respect to Columns (a), (d), (e), and (f), the executive elects the 50% joint and survivor annuity option, which is the default option under the Pension Plan. For Column (c), the annual payment assumes the executive elects the straight life annuity option. For Column (b), the amount represents an annual payment to the executive’s survivor at March 31, 2008, payable for the life of the survivor.

(4)	Amounts represent a lump sum payment at March 31, 2008. The lump sum payment includes balances from the individual trust agreement maintained through the Benefit Restoration Program.
(5)

Amount in Column (a) represents a first payment of annual payments plus a lump-sum payment for retirement as elected in the executive’s DIP II agreements. Amounts in Columns (b) through (f) represent a lump-sum payment for all remaining circumstances as elected in the executive’s DIP II agreements.

(6)

Pursuant to Mr. Roper’s DIP I agreements, a monthly benefit of $3,631 will be payable for 15 years, starting July 1 after Mr. Roper has reached age 65. No benefit would be paid under any specified event in the table on March 31, 2008, because Mr. Roper was not age 65 on March 31, 2008.

(7)

Amounts represent payment due under the Executive Insurance Program, which is the death benefit amount for life insurance on March 31, 2008, plus any cash value accrued under the life insurance policy. In case of accidental death, the benefit amount would increase by $2,504,000.

(8)

Amounts represent 60% of annual base salary and annual cash incentive award as of March 31, 2008, which is payable from three different sources: the Pension Plan, Social Security, and a company supplement. Payments under the long-term disability plan continue for the longer of 5 years or until the recipient reaches age 65.

EQUITY COMPENSATION INFORMATION

Shares of Common Stock are authorized for issuance with respect to our compensation plans. The following table sets forth information as of March 31, 2008, with respect to compensation plans under which shares of Common Stock are authorized for issuance.

Plan Category	Number of Securities to Be Issued upon Exercise of Outstanding Options, Warrants, and Rights	Weighted- Average Exercise Price of Outstanding Options, Warrants, and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans(1)
Equity compensation plans approved by shareholders:
1994 Amended and Restated Stock Option Plan for Non-Employee Directors	24,000	$35.65
1997 Executive Stock Plan	14,667	29.24
2002 Executive Stock Plan	757,434	50.51	262,500	(2)
2007 Stock Incentive Plan			2,000,000	(3)
Equity compensation plans not approved by shareholders(4)	—	—

Total	796,101	$49.67	2,262,500

(1)	Amounts exclude any securities to be issued upon exercise of outstanding options, warrants, and rights.
(2)

The 2002 Executive Stock Plan permits grants of stock options and SARs, and awards of common stock, restricted stock, and phantom stock/restricted stock units. All of the 262,500 shares of common stock remaining available for future issuance under that plan are available for awards of common stock or restricted stock.

(3)

The 2007 Stock Incentive Plan permits grants of stock options and SARs, and awards of common stock, restricted stock, and phantom stock/restricted stock units. Of the 2,000,000 shares of common stock remaining available for future issuance under that plan, 500,000 shares are available for awards of common stock, restricted stock units, or restricted stock.

(4)	All of our equity compensation plans have been approved by shareholders.

DIRECTORS’ COMPENSATION

The following table presents information relating to total compensation for our non-employee Directors for fiscal year 2008:

Name	Fees Earned or Paid in Cash(1)	Stock Awards(2),(3)	Option Awards(4)	Non-Equity Incentive Plan Compensation	Change in Pension Value And Nonqualified Deferred Compensation Earnings(5)	All Other Compensation(6)	Total
	($)	($)	($)	($)	($)	($)	($)
John B. Adams, Jr.	62,000	62,245	—	—	—	—	124,245
Chester A. Crocker	59,000	62,245	—	—	—	—	121,245
Joseph C. Farrell	74,000	62,245	—	—	—	—	136,245
Charles H. Foster, Jr.	71,000	62,245	—	—	—	—	133,245
Thomas H. Johnson	65,000	62,245	—	—	—	—	127,245
Eddie N. Moore, Jr.	65,000	62,245	—	—	—	—	127,245
Jeremiah J. Sheehan	82,000	62,245	—	—	—	—	144,245
Hubert R. Stallard	79,000	62,245	—	—	—	—	141,245
Walter A. Stosch	72,000	62,245	—	—	—	—	134,245
Eugene P. Trani	65,000	62,245	—	—	—	—	127,245

(1)

Represents fees earned before deferral of any amounts into the Outside Directors’ 1994 Deferred Income Plan, which we refer to as the Directors’ DIP. Amounts deferred into the Directors’ DIP during fiscal year 2008 are set forth below in Footnote 5 to this table. Additional information concerning the Directors’ DIP is set forth in the narrative on page 43 of this Proxy Statement.

(2)

Amounts shown represent the dollar amounts of the expense recognized in fiscal year 2008 for financial statement reporting purposes in accordance with FAS 123R for restricted stock awards to non-employee Directors, and, accordingly, include amounts from awards granted during and prior to fiscal year 2008. These amounts reflect our accounting expense for these awards, and do not correspond to the actual value that will be recognized by each of the non-employee Directors. The assumptions used in the calculation of these award amounts are included in Notes 1 and 12 to the consolidated financial statements included in our Annual Report on Form 10-K for the year ended March 31, 2008, and are incorporated by reference into this Proxy Statement.

(3)

On August 7, 2007, each non-employee Director was awarded 1,150 shares of restricted stock. The methodology for determining the amount awarded is set forth on page 43 of this Proxy Statement. The grant date fair value of the award for each non-employee Director was $57,247, based on the closing price of $49.78 for our Common Stock as quoted on the New York Stock Exchange on the grant date. As of March 31, 2008, the aggregate amount of restricted stock held by each non-employee Director was as follows: Mr. Adams held 5,550 shares; Mr. Crocker held 4,850 shares; and the remaining non-employee Directors each held 6,250 shares.

(4)

No options were awarded during fiscal year 2008, and no compensation expense was recognized for any non-employee Director in fiscal year 2008 for financial reporting purposes. Instead, the following table sets forth, as of March 31, 2008, the total number of option awards held by each non-employee Director, and the weighted average exercise price for each Director’s total options held:

Name	Total Options Held	Weighted Average Exercise Price of Total Options Held
		($)
John B. Adams, Jr.	4,000	44.91
Chester A. Crocker	—	N/A
Joseph C. Farrell	7,000	40.90
Charles H. Foster, Jr.	4,000	44.91
Thomas H. Johnson	2,000	46.70
Eddie N. Moore, Jr.	6,000	41.88
Jeremiah J. Sheehan	10,000	37.12
Hubert R. Stallard	9,000	37.12
Walter A. Stosch	8,000	39.03
Eugene P. Trani	6,000	41.88

(5)

We do not maintain any defined benefit or actuarial plans for non-employee Directors. The non-employee Directors did not earn above-market or preference earnings on compensation they deferred into the Directors’ DIP. The following table presents information concerning the Directors’ DIP, which provides for the deferral of compensation on a basis that is not tax qualified.

Name	Director Contributions in FY 2007	Registrant Contributions FY 2007(a)	Aggregate Earnings in FY 2007	Aggregate Withdrawals/ Distributions(b)	Aggregate Balance at 2007 FYE
	($)	($)	($)	($)	($)
John B. Adams, Jr.	—	—	—	—	—
Chester A. Crocker	3,500	—	(4,447)	—	76,683
Joseph C. Farrell	—	—	14,750	—	268,757
Charles H. Foster, Jr.	6,500	—	5,997	—	682,073
Thomas H. Johnson	—	—	—	—	—
Eddie N. Moore, Jr.	3,250	—	(29)	—	3,221
Jeremiah J. Sheehan	—	—	41,700	—	447,352
Hubert R. Stallard	—	—	(96,995)	—	662,585
Walter A. Stosch	—	—	—	—	—
Eugene P. Trani	32,500	—	(8,052)	—	346,188

(a)	We do not match non-employee Director deferrals or otherwise contribute to the Directors’ DIP.
(b)

There were no withdrawals or distributions from the Directors’ DIP. The Directors’ DIP permits withdrawals under certain circumstances including hardship, and participants elect to have annual deferrals distributed after a specified number of years after the compensation is deferred.

(6)

None of the Directors received perquisites, personal benefits, or other compensation in excess of $10,000 for fiscal year 2008. We maintain life insurance policies which fund our Directors’ Charitable Contribution Program. We did not incur any costs with respect to the insurance policies during fiscal year 2008.

Director Compensation

Each Director who is not an officer receives an annual retainer of $40,000, a fee of $2,000 for each Board of Directors meeting attended, and a fee of $1,500 for each committee meeting attended. In addition, the Chairman of each of the Audit Committee, the Compensation Committee, and the Pension Investment Committee receives an annual retainer of $10,000, $5,000 and $5,000, respectively. A non-employee Director may elect to receive his annual retainer in cash, shares of Common Stock, or an option to purchase such shares. If option payment is elected, the number of shares of Common Stock covered by the option is determined by dividing the Black-Scholes value per share on the date of grant into 125% of the cash value of the annual retainer.

The Directors’ DIP permits a non-employee Director to defer all or a portion of his compensation. Deferred amounts are deemed hypothetically invested as designated by the Director in certain investment options we offer. In 1998, this plan was amended to add a deferred stock unit fund to the investment options available under the plan. Each deferred stock unit represents a hypothetical share of Common Stock and fluctuates in value with the market price of the stock. The portion of a Director’s deferral account that is invested in the deferred stock unit fund is increased by the number of deferred stock units that could be purchased with Common Stock dividends paid by Universal. With respect to investment options other than the deferred stock unit fund, we may, but are not required to, invest the deferred amounts in a company-owned life insurance product with parallel investment options. Subject to certain restrictions, the Director may elect at the time of deferral to take cash distributions, in whole or in part, from his deferral account either prior to or following termination of service.

Until fiscal year 2005, each non-employee Director received an annual award of 700 shares of restricted Common Stock following each Annual Meeting pursuant to the Restricted Stock Plan for Non-Employee Directors and the 2002 Executive Stock Plan. No Director was authorized to receive in the aggregate more than 2,100 shares of restricted Common Stock under these plans. Restrictions on awards under these plans expire in the event the Director becomes disabled, dies, retires, is not nominated for reelection, or is not reelected. The number of shares previously issued to non-employee Directors will be adjusted for stock dividends, stock splits, and certain other corporate events that may occur in the future. In addition, until fiscal year 2005, each non-employee Director received an option to purchase 2,000 shares of Common Stock on the first business day following each Annual Meeting under the 1994 Stock Option Plan for Non-Employee Directors and the 2002 Executive Stock Plan. The exercise price of all such options is the fair market value of the Common Stock on the date of grant. All of the options became exercisable six months after the date of grant and expire ten years from the date of grant. Shorter expiration periods may apply in the event an optionee dies, becomes disabled, or resigns from, or does not stand for reelection to, the Board of Directors. The options previously granted will be adjusted for stock dividends, stock splits, and certain other corporate events that may occur in the future.

During fiscal year 2006, our Compensation Committee modified the annual awards and grants provided to non-employee Directors following each Annual Meeting. Pursuant to the 2002 Executive Stock Plan, non-employee Directors received annual restricted stock grants equating in value to $70,000 in fiscal year 2007, with the number of shares granted, rounded to the nearest 50, determined by the closing market price of the stock on the trading day that next preceded the 2006 Annual Meeting. The number of shares so determined was intended to serve as the amount to be granted for subsequent years until re-evaluated by the Compensation

Committee on a periodic basis. Due to the significant increase in our Common Stock share price during fiscal year 2007, the Compensation Committee, with the advice of its independent outside advisor, re-evaluated the number of shares of Common Stock granted on an annual basis. The Compensation Committee calculated restricted stock grants annually based on the daily, volume-weighted, average price of Common Stock for the period of June 1 to July 31, with the resulting share grant number rounded to the nearest 50. This process was followed to calculate the fiscal year 2008 annual restricted stock grants, and for all subsequent years until re-evaluated by the Compensation Committee on a periodic basis. On August 7, 2007, each non-employee Director was awarded 1,150 shares of restricted stock.

As part of our overall program of charitable giving, we offer the Directors the opportunity to participate in a Directors’ Charitable Contribution Program, or the Charitable Program. The Charitable Program is funded by life insurance policies purchased by us on the Directors. The Directors derive no financial or tax benefits from the Charitable Program, because all insurance proceeds and charitable tax deductions accrue solely to us. We, however, will donate up to $1,000,000 in aggregate to one or more qualifying charitable organizations recommended by that Director. We make donations in ten equal annual installments, with the first installment to be made at the later of the Director’s retirement from the Board of Directors or age 72; the remaining nine installments are paid annually beginning immediately after the Director’s death.

Each Director is also eligible to participate in our matching gifts program in which we match Directors’ contributions to charities. The maximum amount that can be matched in any fiscal year is $5,000 per Director.

Non-Employee Director Stock Ownership Guidelines

The Compensation Committee adopted share ownership guidelines during fiscal year 2008 applicable to the non-employee Directors. The guidelines became effective for fiscal year 2009, and are set at three times the annual cash retainer the Directors receive. If the amount of the annual cash retainer changes in the future, the applicable share ownership requirement will automatically adjust proportionately with the change. Non-employee Directors have three years to comply with the share ownership guidelines. For fiscal year 2009, the Directors’ annual cash retainer is $40,000, and therefore the revised guidelines require that each of our named executive officers own no less than $120,000 worth of Common Stock. Only shares of Common Stock beneficially owned (as defined by the Securities and Exchange Commission’s rules and regulations) by our non-employee Directors, excluding Directors’ stock options but including the Directors’ restricted stock are counted in determining compliance with the guidelines. As of June 17, 2008, all of our non-employee Directors had met or exceeded the stock ownership guidelines.

CERTAIN TRANSACTIONS

Our Board of Directors has adopted a written related person transaction policy that governs the review, approval or ratification of covered related person transactions. Our Audit Committee manages this policy. The policy generally provides that we may enter into a related person transaction only if the Audit Committee approves or ratifies such transaction in accordance with the guidelines set forth in the policy and if:

•	the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party;

•	the transaction is approved by the disinterested members of the Board of Directors; or

•	the transaction involves compensation approved by our Compensation Committee.

In the event our management determines to recommend a related person transaction to the Audit Committee, such transaction must be presented to the Audit Committee for approval. After review, the Audit Committee will approve or disapprove such transaction and at each subsequently scheduled Audit Committee meeting, our management will update the Audit Committee as to any material change to the proposed related person transaction. In those instances in which our General Counsel, in consultation with our Chief Executive Officer or our Chief Financial Officer, determines that it is not practicable or desirable for us to wait until the Audit Committee meeting, the Chairman of the Audit Committee possesses delegated authority to act on behalf of the Audit Committee. The Audit Committee (or the Chairman) approves only those related person transactions that are in, or are not inconsistent with, Universal Corporation’s best interests and the best interests of our shareholders, as the Audit Committee (or the Chairman) determines in good faith.

For purposes of this policy, “related person transaction” is a transaction, arrangement, or relationship (or any series of similar transactions, arrangements, or relationships) in which Universal Corporation (or any of our subsidiaries) was, is, or will be a participant and the amount involved exceeds $120,000 and in which any related person had, has, or will have a direct or indirect interest. For purposes of determining whether a transaction is a related person transaction, the Audit Committee relies upon Item 404 of Regulation S-K, promulgated under the Exchange Act.

A “related person” is defined as:

•	any person who is, or at any time since the beginning of our last fiscal year was, one of our directors or executive officers or a nominee to become one of our directors,

•	any person who is known to be the beneficial owner of more than 5% of any class of our voting securities,

•

any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of the director, executive officer, nominee or more than 5% beneficial owner, and any person (other than a tenant or employee) sharing the household of such director, executive officer, nominee or more than 5% beneficial owner, and

•

any firm, corporation, or other entity in which any of the foregoing persons is employed or is a general partner or principal or in a similar position or in which such person has a 5% or greater beneficial ownership interest.

There have been no transactions since the beginning of fiscal year 2008 between our directors or officers, either directly or indirectly, and us, nor are there any proposed transactions. Additionally, there are no legal proceedings to which any director, officer, or principal shareholder, or any affiliate thereof, is a party that would be material and adverse to us.

AUDIT INFORMATION

The six members of the Audit Committee are independent as that term is currently defined in the listing standards of the New York Stock Exchange.

Fees of Independent Auditors

Ernst & Young LLP, which we refer to as Ernst & Young, served as our independent registered public accounting firm for the fiscal years ended March 31, 2008 and 2007. The aggregate amounts of fees billed to us by Ernst & Young for those years were as follows:

	Fiscal Year 2008	Fiscal Year 2007
Audit Fees
Includes fees associated with the integrated audit of our financial statements and internal controls over financial reporting, review of our Annual Report on Form 10-K, reviews of our interim financial statements and Quarterly Reports on Form 10-Q, statutory audits, other attestation services related to regulatory filings, and comfort letters related to the issuance of securities (2007).	$2,753,498	$3,034,702
Audit-Related Fees
Includes fees for services that are reasonably related to the review of our financial statements that are not reported under the category “Audit Fees”. These services include audit services related to business divestitures (2008 and 2007), procedures related to a potential violation of the Foreign Corrupt Practices Act (2007), and other accounting consultations (2008 and 2007).	$126,779	$329,346
Tax Fees
Includes fees for corporate tax compliance, expatriate employee tax compliance, tax advice, and tax planning.	$281,939	$187,837
All Other Fees
Includes professional time and expenses incurred with respect to internal documentation related to a potential violation of the Foreign Corrupt Practices Act (2008), as well as assistance in completing certain governmental filings in countries outside the United States (2008 and 2007). The Audit Committee has concluded that the services covered under this category are compatible with maintaining Ernst & Young’s independence with respect to Universal Corporation.	$36,230	$45,720

Pre-approval Policies and Procedures

We have written guidelines regarding the engagement of our independent auditors to perform services for us. All audit and non-audit services provided by an independent auditing firm (including its member accounting and law firms outside the United States) to us or any of our wholly owned or majority-owned affiliates must be pre-approved by the Audit Committee. All audit and non-audit services listed above were pre-approved by the Audit Committee pursuant to the terms of our pre-approval policies and procedures.

A detailed report of all audit and non-audit services planned for the fiscal year is presented to the Audit Committee for its consideration, discussion, and approval. In addition, the Audit Committee pre-approves a spending account to pay the fees for unplanned audit and non-audit services that do not exceed specified dollar thresholds and are consistent in nature and scope with the planned services. The Chairman of the Audit Committee has pre-approval authority with respect to further additional services that exceed the dollar thresholds or are not consistent in nature or scope with the planned services. All services paid through the spending account or pre-approved by the Chairman must be presented to the full Audit Committee at its next scheduled meeting.

Audit Committee Report

Management is responsible for Universal Corporation’s internal controls, financial reporting process, and compliance with laws and regulations and ethical business standards. The independent auditor is responsible for performing an independent audit of Universal Corporation’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes on behalf of the Board of Directors.

In this context, the Audit Committee has reviewed and discussed the audited financial statements with management and the independent auditor. The Audit Committee has discussed with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. In addition, the Audit Committee has received from the independent auditor the written disclosures and the letter relating to the independence of that firm as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as adopted by the Public Company Accounting Oversight Board in Rule 3600T and discussed with the independent auditor its independence from Universal Corporation and management. Moreover, the Audit Committee has considered whether the independent auditor’s provision of non-audit services to Universal Corporation is compatible with maintaining the auditor’s independence.

In reliance on the reviews and discussions referred to above, the representation of management that the audited financial statements were prepared in accordance with generally accepted accounting principles and the report of the independent auditor to the Audit Committee, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Universal Corporation’s Annual Report on Form 10-K for the fiscal year ended March 31, 2008, for filing with the Securities and Exchange Commission. By recommending to the Board of Directors that the audited financial statements be so included, the Audit Committee is not opining on the accuracy, completeness, or presentation of the information contained in the audited financial statements.

Audit Committee
Walter A. Stosch, Chairman John B. Adams, Jr. Thomas H. Johnson Eddie N. Moore, Jr. Jeremiah J. Sheehan Eugene P. Trani

Richmond, Virginia

May 28, 2008

The Audit Committee Report does not constitute solicitation material and shall not be deemed filed or incorporated by reference into any of our other filings and/or the Securities Act or the Exchange Act, except to the extent that we specifically incorporate this report by reference therein.

Appointment of Independent Registered Public Accounting Firm

The Audit Committee has appointed Ernst & Young as the independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending March 31, 2009. Ernst & Young audited our consolidated financial statements for the fiscal years ended March 31, 2008, and March 31, 2007. Representatives of Ernst & Young will be present at the Annual Meeting, will be available to respond to appropriate questions, and may make a statement if they so desire.

PROPOSALS FOR 2009 ANNUAL MEETING

Under the regulations of the Securities and Exchange Commission, any shareholder desiring to make a proposal to be acted upon at the 2009 Annual Meeting must cause such proposal to be delivered, in proper form, to our Secretary at the address provided on page 5 of this Proxy Statement no later than February 20, 2009, in order for the proposal to be considered for inclusion in our Proxy Statement for that meeting. We anticipate holding the 2009 Annual Meeting on August 4, 2009.

Our Bylaws and Corporate Governance Guidelines also prescribe the procedure a shareholder must follow to nominate directors, and our Bylaws prescribe the procedure a shareholder must follow to bring other business, before shareholders’ meetings outside of the proxy statement process. For a shareholder to nominate a candidate for director or to bring other business before a meeting, notice must be received by our Secretary not less than 60 days and not more than 90 days prior to the date of the Annual Meeting. Based upon an anticipated date of August 4, 2009, for the 2009 Annual Meeting, we must receive such notice no later than June 5, 2009, and no earlier than May 11, 2009. Notice of a nomination for director must describe various matters regarding the nominee and the shareholder giving the notice. Notice of other business to be brought before the Annual Meeting must include a description of the proposed business, the reasons therefor, and other specified matters. Any shareholder may obtain a copy of our Bylaws or Corporate Governance Guidelines, without charge, upon written request to our Secretary at the address provided on page 5 of this Proxy Statement. The Corporate Governance Guidelines can also be obtained, free of charge, by visiting the “Corporate Governance” section of our Internet website at http:/www.universalcorp.com/Include/Menu-CorporateGovernance.asp.

CERTAIN MATTERS RELATING TO PROXY MATERIALS AND ANNUAL REPORTS

Electronic Access of Proxy Materials and Annual Reports

This Proxy Statement and our fiscal year 2008 Annual Report are available under the “Investor – SEC Filings” section of our Internet website at http://phx.corporate-ir.net/phoenix.zhtml?c=89047&p=IROL-sec. Paper copies of these documents may be requested by contacting Investor Relations at the address or phone number provided on page 4 of this Proxy Statement.

“Householding” of Proxy Materials and Annual Reports for Record Owners

The Securities and Exchange Commission rules permit us to deliver a single Proxy Statement and Annual Report to any household at which two or more shareholders of record reside at the same address. Each shareholder will continue to receive a separate proxy card. This procedure, known as “householding,” reduces the volume of duplicate information you receive and helps to reduce our expenses. We will deliver promptly upon written or oral request a separate Proxy Statement and Annual Report to a shareholder at a shared address that only received a single set of such materials for this year. If a shareholder would prefer to receive his or her own copy of the Proxy Statement and Annual Report, he or she may request the materials by contacting our Secretary at the address or phone number provided on page 5 of this Proxy Statement.

OTHER MATTERS

The Board of Directors is not aware of any matters to be presented for action at the Annual Meeting other than as set forth in this Proxy Statement. However, if any other matters properly come before the Annual Meeting, or any adjournment or postponement thereof, the person or persons voting the proxies will vote them in accordance with their best judgment.

OUR 2008 ANNUAL REPORT TO SHAREHOLDERS, WHICH INCLUDES A COPY OF OUR FISCAL YEAR 2008 ANNUAL REPORT (EXCLUDING EXHIBITS), AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, IS BEING MAILED TO SHAREHOLDERS WITH THIS PROXY STATEMENT. ADDITIONAL COPIES OF THE FISCAL YEAR 2008 ANNUAL REPORT CAN BE OBTAINED WITHOUT CHARGE BY CONTACTING US AT THE ADDRESS OR PHONE NUMBER PROVIDED ON PAGE 4 OF THIS PROXY STATEMENT OR BY VISITING OUR INTERNET WEBSITE AT HTTP://PHX.CORPORATE-IR.NET/PHOENIX.ZHTML?C=89047&P=IROL-SEC.

By Order of the Board of Directors

Preston D. Wigner, Secretary

UNIVERSAL CORPORATION

ANNUAL MEETING OF SHAREHOLDERS

Tuesday, August 5, 2008

2:00 p.m.

1501 North Hamilton Street

Richmond, VA 23230

UNIVERSAL CORPORATION Proxy

This Proxy is Solicited on Behalf of the Board of Directors.

The undersigned hereby appoints George C. Freeman, III, and David C. Moore, and each or either of them, proxies for the undersigned, with power of substitution, to vote all the shares of Common Stock of Universal Corporation held of record by the undersigned on June 17, 2008, at the Annual Meeting of Shareholders to be held at 2:00 p.m. on August 5, 2008, and at any adjournments thereof, upon the matters listed on the reverse side, as more fully set forth in the Proxy Statement, and for the transaction of such other business as may properly come before the Meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES AND ACCORDING TO THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY AND ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE VOTE BY PHONE OR INTERNET, OR DATE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

(continued, and to be DATED and SIGNED on reverse side)

There are three ways to vote your Voting Instructions COMPANY #

Your telephone or Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your Proxy by mail.

VOTE BY PHONE — TOLL FREE — 1-800-560-1965 — QUICK *** EASY *** IMMEDIATE

Use any touch-tone telephone to vote your Proxy 24 hours a day, 7 days a week, until 11:59 a.m. (ET) on August 4, 2008.

Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions the voice provides you.

VOTE BY INTERNET — www.eproxy.com/uvv — QUICK *** EASY *** IMMEDIATE

Use the Internet to vote your Proxy 24 hours a day, 7 days a week, until 11:59 a.m. (ET) on August 4, 2008.

Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions to obtain your records and create an electronic ballot.

VOTE BY MAIL

Mark, sign and date your Proxy and return it in the postage-paid envelope we have provided or return it to Universal Corporation, c/o Shareowner ServicesSM, P.O. Box 64873, St. Paul, MN 55164-0873.

If you vote by Phone or Internet, please do not mail your Proxy.

Please detach here

COMMON STOCK

1. Election of Directors: 01 George C. Freeman, III 02 Eddie N. Moore, Jr. 03 Hubert R. Stallard Vote FOR all nominees (except as indicated below) Vote WITHHELD from all nominees

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

Address Change? Mark Box Indicate changes below: Date

Signature(s) in Box

Please sign exactly as your name(s) appear(s) on this Proxy. Attorneys-in-fact, executors, trustees, guardians, corporate officers, etc. should give full title.

UNIVERSAL CORPORATION

ANNUAL MEETING OF SHAREHOLDERS

Tuesday, August 5, 2008

2:00 p.m.

1501 North Hamilton Street

Richmond, VA 23230

UNIVERSAL CORPORATION Voting Instruction

TO TRUSTEE, LANDAMERICA FINANCIAL GROUP INC. SAVINGS AND STOCK OWNERSHIP PLAN.

This Voting Instruction is Solicited on Behalf of the Board of Directors of Universal Corporation.

Pursuant to Section 10.09 of the LandAmerica Financial Group Inc. Savings and Stock Ownership Plan, you are directed to vote, in person or by proxy, the whole shares of Common Stock of Universal Corporation credited to the undersigned Participant’s Account as of June 16, 2008, at the Annual Meeting of Shareholders of Universal Corporation, to be held at 2:00 p.m. on August 5, 2008, and at any adjournments thereof, upon the matters listed on the reverse side, as more fully set forth in the Proxy Statement, and for the transaction of such other business as may properly come before the Meeting.

THIS VOTING INSTRUCTION, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE BY THE UNDERSIGNED PARTICIPANT. IF NO DIRECTION IS MADE, OR IF A VOTING INSTRUCTION IS NOT PROPERLY EXECUTED AND RECEIVED BY THE TRUSTEE, THE SHARES OF UNIVERSAL CORPORATION COMMON STOCK CREDITED TO YOUR PARTICIPANT’S ACCOUNT SHALL BE VOTED IN THE SAME PROPORTION AS THOSE SHARES OF UNIVERSAL CORPORATION COMMON STOCK FOR WHICH THE TRUSTEE HAS RECEIVED PROPER VOTING INSTRUCTIONS, SO LONG AS SUCH VOTE IS IN ACCORDANCE WITH THE PROVISIONS OF THE EMPLOYMENT RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED.

PLEASE VOTE BY PHONE OR INTERNET, OR DATE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

(continued, and to be DATED and SIGNED on reverse side)

There are three ways to vote your Voting Instructions COMPANY #

Your telephone or Internet vote directs the Trustee to vote your shares in the same manner as if you marked, signed and returned your Voting Instructions by mail.

VOTE BY PHONE — TOLL FREE — 1-800-560-1965 — QUICK *** EASY *** IMMEDIATE

Use any touch-tone telephone to vote your Voting Instructions 24 hours a day, 7 days a week, until 11:59 a.m. (ET) on August 1, 2008.

Please have your Voting Instructions card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions the voice provides you.

VOTE BY INTERNET — www.eproxy.com/uvv — QUICK *** EASY *** IMMEDIATE

Use the Internet to vote your Voting Instructions 24 hours a day, 7 days a week, until 11:59 a.m. (ET) on August 1, 2008.

Please have your Voting Instructions card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions to obtain your records and create an electronic ballot.

VOTE BY MAIL

Mark, sign and date your Voting Instructions and return it in the postage-paid envelope we have provided or return it to Universal Corporation, c/o Shareowner ServicesSM, P.O. Box 64873, St. Paul, MN 55164-0873.

If you vote by Phone or Internet, please do not mail your Voting Instructions.

Please detach here

LANDAMERICA FINANCIAL GROUP, INC. SAVINGS AND STOCK OWNERSHIP PLAN

1. Election of Directors: 01 George C. Freeman, III 02 Eddie N. Moore, Jr. 03 Hubert R. Stallard Vote FOR all nominees (except as indicated below) Vote WITHHELD from all nominees

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

Address Change? Mark Box Indicate changes below: Date

Signature(s) in Box

Please sign exactly as your name(s) appear(s) on this Voting Instruction. Attorneys-in-fact, executors, trustees, guardians, corporate officers, etc. should give full title.